UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AT HOME GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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April 24, 2019

To the Stockholders of At Home Group Inc.:

              You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the "Annual Meeting") of At Home Group Inc., on Tuesday, June 4, 2019, at 3:00 p.m. (Central Time) at the Four Seasons Resort and Club, 4150 N. MacArthur Blvd., Irving, Texas 75038.

              At the Annual Meeting, you will be asked to (i) elect three Class III directors to our board of directors, (ii) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 25, 2020, (iii) approve (on an advisory basis) the compensation of our named executive officers, (iv) approve (on an advisory basis) whether an advisory vote on the compensation of our named executive officers should occur once every one, two or three years and (v) transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. In addition, management will report on the progress of our business and respond to comments and questions of general interest to our stockholders.

              It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone, or by completing and mailing a proxy card or voting instruction form. Voting over the Internet, by telephone, by written proxy or by written voting instruction form will ensure your shares are represented at the Annual Meeting. If you attend the Annual Meeting, you may revoke your proxy, if you wish, and vote in person.

              We thank you for your continued support and interest in At Home Group Inc.

Sincerely,

Lewis L. Bird III
    Chairman of the Board and Chief Executive Officer

AT HOME GROUP INC.
1600 East Plano Parkway
Plano, Texas 75074

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2019

              NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders (the "Annual Meeting") of At Home Group Inc., will be held on Tuesday, June 4, 2019, at 3:00 p.m. (Central Time) at the Four Seasons Resort and Club, 4150 N. MacArthur Blvd., Irving, Texas 75038, for the following purposes:

  •
  Proposal 1.  To elect three Class III directors named in the accompanying proxy statement to our board of directors, with each director to hold office until the 2022 annual meeting of stockholders or until such director's successor is duly elected and qualified.

  •
  Proposal 2.  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 25, 2020.

  •
  Proposal 3.  To approve (on an advisory basis) the compensation of our named executive officers.

  •
  Proposal 4.  To approve (on an advisory basis) whether an advisory vote on the compensation of our named executive officers should occur once every one, two, or three years.

  •
  To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

              Stockholders of record at the close of business on April 8, 2019 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

              We have elected to furnish proxy materials to you primarily through the Internet, which expedites your receipt of materials, lowers expenses, and conserves natural resources. On or about April 24, 2019, we intend to mail to our stockholders of record a Notice of Internet Availability of Proxy Materials (the "notice") containing instructions on how to access the accompanying proxy statement and our fiscal 2019 annual report, which includes our annual report on Form 10-K for the fiscal year ended January 26, 2019, through the Internet and how to vote through the Internet. The notice also will include instructions on how to receive such materials, at no charge, by paper delivery (along with a proxy card) or by e-mail. Beneficial owners will receive a similar notice from their broker, bank, or other nominee. Please do not mail in the notice, as it is not intended to serve as a voting instrument. Notwithstanding anything to the contrary, we may send certain stockholders of record a full set of proxy materials by paper delivery instead of the notice or in addition to sending the notice.

              You can elect to receive future proxy materials by e-mail at no charge instead of receiving these materials by paper delivery by voting using the Internet and, when prompted, indicating you agree to receive or access stockholder communications electronically in future years.

By Order of the Board of Directors,

Mary Jane Broussard General Counsel and Corporate Secretary

Plano, Texas
April 24, 2019

YOUR VOTE IS VERY IMPORTANT. PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS IN THE PROXY CARD OR VOTING INSTRUCTION FORM. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD OR VOTING INSTRUCTION FORM BY MAIL. YOU MAY ALSO COMPLETE, EXECUTE, DATE, AND RETURN THE PROXY CARD, IF REQUESTED, OR VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE, ALTHOUGH YOU MAY NEED TO CONTACT YOUR BROKER, BANK OR OTHER NOMINEE TO DO SO.

PROXY SUMMARY

              This proxy summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and therefore you should read the entire proxy statement before voting. For more complete information regarding the performance of At Home Group Inc. ("At Home") for the fiscal year ended January 26, 2019 ("fiscal 2019"), you should review At Home's annual report on Form 10-K for fiscal 2019 filed with the U.S. Securities and Exchange Commission on March 27, 2019.

Background of At Home

              At Home is the leading home décor superstore based on the number of our locations and our large format stores that we believe dedicate more space per store to home décor than any other player in the industry. We are focused on providing the broadest assortment of products for any room, in any style, for any budget. We utilize our space advantage to out-assort our competition, offering over 50,000 SKUs throughout our stores. Our differentiated merchandising strategy allows us to identify on-trend products and then value engineer those products to provide desirable aesthetics at attractive price points for our customers. Over 70% of our products are unbranded, private label or specifically designed for us. We believe that our broad and comprehensive offering and compelling value proposition combine to create a leading destination for home décor with the opportunity to continue taking market share in a highly fragmented and growing industry.

              As of January 26, 2019, our store base was comprised of 180 stores across 37 states, averaging approximately 110,000 square feet per store. We utilize a flexible and disciplined real estate strategy that allows us to successfully open and operate stores from 75,000 to 165,000 square feet across a wide range of formats and markets.

Fiscal 2019 Performance Highlights

              Fiscal 2019 marked another year of exceptional growth and achievement for At Home. Net sales grew 23% to $1.166 billion, marking five consecutive years and 19 consecutive quarters of at least 20% sales growth. Comparable store sales increased 2.7% over the prior year and culminated in our 20th consecutive quarter of growth. The exceptional performance of both new and existing stores enabled reinvestment in the business, as well as meaningful progress related to our strategic initiatives to drive earnings growth.

Attend and Vote at Annual Meeting

              When: June 4, 2019, 3:00 p.m. Central time

              Where: Four Seasons Resort and Club, 4150 N. MacArthur Blvd., Irving, Texas 75038

              Stockholders of record and beneficial owners (if in possession of a proxy from your broker, bank or other nominee) as of April 8, 2019 may attend and vote at the Annual Meeting.

(i)

At Home Group
2019 Proxy Statement

Please Vote Today

              Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote promptly. Please carefully review the proxy materials for the Annual Meeting and follow the instructions below to cast your vote on all of the proposals.

Voting Methods in Advance of Annual Meeting

              Even if you plan to attend the Annual Meeting in person, please vote promptly using one of the following voting methods (see page 2 for additional details). Make sure to have your proxy card or voting instruction form in hand and follow the instructions.

  •
  Use the Internet.  Visit the website listed on your notice, proxy card or voting instruction form.

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  Call by Telephone.  Call the telephone number listed on your proxy card or voting instruction form.

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  Send by Mail.  Sign, date and return your proxy card or voting instruction form in the enclosed envelope.

Proposals, Board Recommendations, and Required Vote

Proposal	Board Recommendation	Required Vote

1 – Election of Class III Directors (page 12)	FOR each Class III director nominee	Plurality of the votes cast that are entitled to vote

2 – Ratification of the Appointment of Independent Registered Public Accounting Firm (page 76)	FOR	Majority of the voting power present that are entitled to vote

3 – Advisory Vote on Named Executive Officer Compensation (page 77)	FOR	Majority of the voting power present that are entitled to vote

4 – Advisory Vote on the Frequency of the Advisory Vote on Named Executive Officer Compensation (page 78)	FOR EVERY YEAR	Plurality of the votes cast that are entitled to vote

(ii)

At Home Group
2019 Proxy Statement

Director Qualifications

              We believe that our directors as a group have an appropriate mix of qualifications, attributes, skills and experience.

8 of 10 Independent; Independent Lead Director	4 of 10 Female Directors	Average Tenure of 3.7 years

Executive Leadership Experience	Strategic Planning of High Growth Companies	Corporate Finance, Investments, Accounting, and Financial Reporting Experience

9 of 10	10 of 10	6 of 10

Retail Industry Experience	Marketing, Brand Management, or Product Merchandising Expertise	Global Supply Chain Expertise

10 of 10	9 of 10	8 of 10

Public Company Directorships

5 of 10

              See "Board Matters – Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board" and "– Director Background and Qualifications" beginning on page 13 for further discussion of these key qualifications that we consider important for service on our Board and additional information on each of our directors.

(iii)

At Home Group
2019 Proxy Statement

Director Nominees Highlights

              The Board of Directors of At Home (the "Board") currently consists of ten members serving three-year staggered terms. Three Class III directors are to be elected at the Annual Meeting to hold office until the 2022 annual meeting of stockholders. The Board has re-nominated three current Class III directors, Steve K. Barbarick, Paula L. Bennett and Martin C. Eltrich, III, each for three-year terms. The following table provides summary information about such director nominees.

Name	Age	Director Since	Independent	Primary or Most Recent Occupation	Committee Memberships

Steve K. Barbarick	51	2018	Yes	President and Chief Operating Officer of Tractor Supply Company	Audit

Paula L. Bennett	69	2018	Yes	President and Chief Executive Officer of J.Jill, Inc. (retired)	Nominating and Corporate Governance

Martin C. Eltrich, III	46	2011	No	Partner of AEA Investors LP	—

Corporate Governance Highlights

Three new independent Board members appointed in fiscal 2019 (page 24)
Eight independent directors out of ten directors (page 21)
Independent Lead Director with significant and clearly delineated responsibilities (page 21)
Independent Audit, Compensation and Nominating and Corporate Governance Committees (page 26)
Majority voting policy with rejectable resignation adopted in March 2019 (page 28)
Comprehensive annual Board and committee evaluations (page 28)

(iv)

At Home Group
2019 Proxy Statement

Key Features of Our Executive Compensation Program

What We Do	What We Don't Do

Utilize peer group benchmarking	Ø	Strict prohibition on hedging and pledging
Retain independent compensation consultant	Ø	Limited use of perquisites
Stock ownership guidelines for executive officers adopted in 2019	Ø	No guaranteed or discretionary bonuses, excluding limited new hire inducement
Executive compensation clawback policy adopted in 2019	Ø	No repricing or replacement of underwater stock options
Pay-for-performance bonus plan based on objective Company measures and fixed caps	Ø	No defined benefit, supplemental executive retirement or nonqualified deferred compensation plans
Oversight to confirm no undue risk in compensation programs	Ø	No tax gross-ups, except for limited new hire inducement and for annual wellness exam
Change of control double-trigger equity awards generally (except the stock options to our CEO and special transition stock options, each awarded in fiscal 2019)

Diversity and Tenure

Two of the three Board members appointed in fiscal 2019 are female; Board now consists of ten directors, four of whom are female (page 24)
Executive leadership team of nine executive officers, including four who are female and one minority (page 33)

Average director tenure of 3.7 years (three directors with over six years of service, four directors with between two and five years of service and three directors with under two years of service) (page 14)

(v)

At Home Group
2019 Proxy Statement

(vi)

At Home Group
2019 Proxy Statement

(vii)

At Home Group
2019 Proxy Statement

AT HOME GROUP INC.
1600 East Plano Parkway
Plano, Texas 75074

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2019

              We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the "Board") of At Home Group Inc., a Delaware corporation, of proxies to be voted at our 2019 Annual Meeting of Stockholders and at any adjournment or postponement of such meeting (the "Annual Meeting"). We will hold the Annual Meeting at the Four Seasons Resort and Club, 4150 N. MacArthur Blvd., Irving, Texas 75038 on Tuesday, June 4, 2019 at 3:00 p.m. (Central Time). Unless the context otherwise requires, all references in this Proxy Statement to "At Home", "Company", "we", "us", and "our" refer to At Home Group Inc. and its subsidiaries.

              Our mailing address and principal executive office is 1600 East Plano Parkway, Plano, Texas 75074. Our website is located at investor.athome.com. References to website addresses of the Company and the U.S. Securities and Exchange Commission ("SEC") in this Proxy Statement are not intended to function as hyperlinks and, except as specified herein, the information contained on, or that can be accessed through, such websites is not part of this Proxy Statement.

              We have elected to furnish proxy materials to you primarily through the Internet, which expedites your receipt of materials, lowers expenses, and conserves natural resources. On or about April 24, 2019, we intend to mail to our stockholders of record a Notice of Internet Availability of Proxy Materials (the "notice") containing instructions on how to access this Proxy Statement and our fiscal 2019 annual report (the "Annual Report"), which includes our annual report on Form 10-K for the fiscal year ended January 26, 2019 ("fiscal 2019"), through the Internet and how to vote through the Internet. The notice also will include instructions on how to receive such materials, at no charge, by paper delivery (along with a proxy card) or by e-mail. Beneficial owners will receive a similar notice from their broker, bank, or other nominee. Please do not mail in the notice, as it is not intended to serve as a voting instrument. Notwithstanding anything to the contrary, we may send certain stockholders of record a full set of proxy materials by paper delivery instead of the notice or in addition to sending the notice. Whether you received the notice or paper copies of our proxy materials, including this Proxy Statement and Annual Report, these proxy materials are available to you at www.proxyvote.com.

ABOUT THE ANNUAL MEETING

Matters to be Considered at the Annual Meeting

              At the Annual Meeting, you will consider and vote upon:

  •
  Proposal 1.  The election of three Class III directors named in this Proxy Statement to our board of directors, with each director to hold office until the 2022 annual meeting of stockholders or until such director's successor is duly elected and qualified.

At Home Group
2019 Proxy Statement

  •
  Proposal 2.  The ratification of the appointment of Ernst & Young LLP ("Ernst & Young") as our independent registered public accounting firm for the fiscal year ending January 25, 2020.

  •
  Proposal 3.  The approval (on an advisory basis) of the compensation of our named executive officers.

  •
  Proposal 4.  The approval (on an advisory basis) of whether an advisory vote on the compensation of our named executive officers should occur once every one, two, or three years.

              We are not aware of any other matters that will be brought before the stockholders for a vote at the Annual Meeting. If any other matter is appropriately brought before the Annual Meeting, the persons named in the proxy card will have discretionary authority to vote as the Board recommends or, if the Board gives no recommendation, according to their best judgment, to the extent permitted by applicable law.

              By a vote of the shares present, even if less than a quorum, the meeting may be adjourned to another place and time for a period not exceeding 30 days in any one case.

Questions and Answers About the Proxy Materials and the Annual Meeting

Why am I receiving these materials?

              You are receiving these materials because at the close of business on April 8, 2019 (the "Record Date"), you owned shares of the Company's common stock. All stockholders of record on the Record Date, and beneficial owners on the Record Date holding a valid proxy for the Annual Meeting from their broker, bank, or other nominee giving them the right to vote the shares, are entitled to attend and vote at the Annual Meeting.

              Each share of our common stock, $0.01 par value per share, is entitled to vote at the Annual Meeting. As of the Record Date, we had 63,674,485 shares of common stock outstanding. With respect to each matter submitted for vote at the Annual Meeting, each share of common stock is entitled to one vote.

What votes need to be present to hold the Annual Meeting?

              The presence at the Annual Meeting, in person or by proxy, of stockholders holding a majority of the shares entitled to vote outstanding on the Record Date will constitute a quorum for all purposes. Proxies marked with abstentions or instructions to withhold votes, as well as broker non-votes (defined below), will be counted as present in determining whether or not there is a quorum.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

              If your shares are registered directly in your name with the Company's transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the "stockholder of record" with respect to those shares and the applicable proxy materials are being sent directly to you.

              If your shares are held with a broker, bank or other nominee, you are considered the "beneficial owner" with respect to those shares. These shares are sometimes referred to as being held "in street name". The proxy materials will be forwarded to you by your broker, bank, or other holder of record who

At Home Group
2019 Proxy Statement

is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares. Your broker, bank or nominee has enclosed voting instructions for you to use in directing the broker, bank or nominee on how to vote your shares. Since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a proxy from your broker, bank or nominee and bring such proxy to the Annual Meeting.

How do I vote if I am a stockholder of record?

              As a stockholder of record, you may vote your shares in any one of the following ways:

  •
  Through the Internet.  You may vote through the Internet as instructed on your notice, proxy card or e-mail notification. In order to vote through the Internet, you must enter the control number that was provided on such notice, proxy card, or e-mail notification. If you do not have any of these materials and are a stockholder of record, you may contact us by telephone at 972-265-6137 to request a proxy card (which will include your control number) to be mailed to your address on record or an e-mail with your control number to be sent to your e-mail address on record.

  •
  By Telephone.  You may vote via the telephone as instructed on your proxy card or e-mail notification.

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  By Mail.  If you received your Annual Meeting materials by paper delivery, you may vote by completing, signing, and returning the enclosed proxy card. Please do not mail in the notice, as it is not intended to serve as a voting instrument.

              Whether or not you plan to attend the Annual Meeting, we urge you to vote. Voting on the Internet or by telephone, or returning the proxy card, will not affect your right to attend the Annual Meeting and vote in person.

How do I vote if I am a beneficial owner?

              As a beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote your shares by following the instructions that your broker, bank, or other nominee sent to you. You will receive voting instructions for each account that you have with a broker, bank, or other nominee. Please instruct your broker, bank, or other nominee how to vote your shares using the voting instruction form you received from them. Please return your completed voting instruction form to your broker, bank or other nominee and contact the person responsible for your account so that your vote can be counted. If your broker, bank, or other nominee permits you to provide voting instructions via the Internet or by telephone, you may vote that way as well. As a beneficial owner, if you wish to change the directions that you have provided your broker, bank, or other nominee, you should follow the instructions that your broker, bank, or other nominee sent to you.

              If you do not direct your broker, bank, or other nominee how to vote your shares, the broker, bank, or other nominee will determine if it has the discretionary authority to vote on each applicable matter. Under applicable law, if you are a beneficial owner, your broker, bank, or other nominee only has discretion to vote on certain "routine" matters without your voting instructions. The proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm is considered a routine matter. For all other matters at the Annual Meeting, your broker, bank, or other nominee will be unable to vote on your behalf if you do not instruct them how to vote your shares and, if you do not

At Home Group
2019 Proxy Statement

provide voting instructions, your shares will be considered "broker non-votes." Therefore, it is very important for you to vote your shares for each proposal.

What does it mean if I receive more than one notice, proxy card or voting instruction form?

              If you receive more than one notice, proxy card or voting instruction form, it means that you have multiple accounts with banks, brokers, other nominees and/or our transfer agent. Please take action with respect to each notice, proxy card, and voting instruction form that you receive.

How can I access the Company's proxy materials and other reports filed with the SEC?

              Our website at investor.athome.com provides free access to our reports filed with the SEC as soon as reasonably practicable after the Company electronically files such reports with, or furnishes such reports to, the SEC, including proxy materials, annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to these reports. Further, you can view these documents on a website maintained by the SEC at www.sec.gov.

              As noted above, many stockholders will receive a notice with instructions on how to view the proxy materials through the Internet (at www.proxyvote.com). The notice includes a control number that must be entered on the Internet in order to view the proxy materials. The notice also describes how to receive the proxy materials by paper delivery or e-mail. You can elect to receive future proxy materials by e-mail at no charge by voting using the Internet and, when prompted, indicating you agree to receive or access stockholder communications electronically in future years.

              You may access this Proxy Statement and our Annual Report on-line at investor.athome.com. If you would like to receive additional paper copies without charge, we will send copies to you if you contact us at 1600 East Plano Parkway, Plano, Texas 75074, Attention: General Counsel and Corporate Secretary or by telephone at 972-265-6137.

How can I attend the Annual Meeting?

              Even if you plan to be present at the meeting, we encourage you to vote your shares prior to the Annual Meeting.

              You are entitled to attend the Annual Meeting only if you were a stockholder of record as of the Record Date or you hold a valid proxy for the Annual Meeting from your broker, bank, or other nominee giving you the right to vote the shares as described above. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares as a beneficial owner, in addition to a valid proxy and photo identification, you should provide a recent brokerage statement or a letter from your broker, bank or other nominee showing your holdings of the Company's common stock as proof of ownership. You may contact us by telephone at 972-265-6137 to obtain directions to vote in person at the Annual Meeting.

What can I do if I change my mind after I vote?

              If you are a stockholder of record, you may change your voting instructions and revoke your proxy before it is exercised by doing any one of the following:

  •
  Timely written notice of revocation to our General Counsel and Corporate Secretary at 1600 East Plano Parkway, Plano, Texas 75074.

At Home Group
2019 Proxy Statement

  •
  A timely later-dated vote by telephone or on the Internet or timely delivery of a valid, later-dated proxy.

  •
  Attending the Annual Meeting and voting in person by ballot.

              Only the latest validly executed proxy that you submit will be counted. Your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you vote in person.

              If you are a beneficial owner of shares but not the stockholder of record, you may submit new voting instructions by contacting your broker, bank, or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the question "How do I vote if I am a beneficial owner?" above. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

What matters am I voting on, how may I vote on each matter, and how does the Board recommend that I vote on each matter?

              The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal.

Proposal		How may I vote?	How does the Board recommend that I vote?

1 -	Election of Class III Directors	You may: vote FOR the election of all Class III director nominees named herein; WITHHOLD authority to vote for all such Class III director nominees; or vote FOR the election of all such Class III director nominees other than any nominees with respect to whom the authority to vote is specifically withheld by indicating in the space provided on the proxy.	The Board recommends that you vote FOR all three of the Class III director nominees.

2 -	Ratification of Appointment of Independent Registered Public Accounting Firm	You may vote FOR or AGAINST the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for our fiscal year ending January 25, 2020, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the ratification of Ernst & Young as our independent registered public accounting firm for our fiscal year ending January 25, 2020.

3 -	Advisory Vote on Named Executive Officer Compensation	You may vote FOR or AGAINST the advisory approval of the compensation of our named executive officers, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the advisory approval of the compensation of our named executive officers.

4 -	Advisory Vote on Frequency of Advisory Vote on Named Executive Officer Compensation	You may vote EVERY YEAR, EVERY TWO YEARS or EVERY THREE YEARS, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote for an advisory vote on named executive officer compensation to occur EVERY YEAR.

At Home Group
2019 Proxy Statement

What is the voting requirement to approve each of the proposals?

Vote Impact
Proposal	Required Vote	For	Withhold/ Against	Abstain	Broker Non-Votes

1 - Election of Class III Directors	Plurality of the votes cast that are entitled to vote	For the director nominee(s)	Against the director nominee(s)	—	Not a vote cast

2 - Ratification of Appointment of Independent Registered Public Accounting Firm	Majority of the voting power present that are entitled to vote	For the proposal	Against the proposal	Against the proposal	—

3 - Advisory Vote on Named Executive Officer Compensation	Majority of the voting power present that are entitled to vote	For the proposal	Against the proposal	Against the proposal	Not entitled to vote

Proposal	Required Vote	Every Year	Every Two Years	Every Three Years	Abstain/ Broker Non-Votes

4 - Advisory Vote on Frequency of Advisory Vote on Named Executive Officer Compensation	Plurality of the votes cast that are entitled to vote	For every year	For every two years	For every three years	Not a vote cast

              Although the advisory votes in Proposals 2, 3, and 4 are not binding, the Board and its respective committees will take your vote into consideration in determining future activities.

Who will count the votes and where can I find the voting results?

              The Inspector of Elections appointed at the Annual Meeting will tabulate the voting results. We intend to disclose the final voting results in a current report on Form 8-K within four business days of the Annual Meeting. To the extent final voting results are not then available, we will report preliminary voting results in a current report on Form 8-K within four business days of the Annual Meeting and report the final voting results in a current report on Form 8-K as soon as they are available.

Who will pay the costs of soliciting these proxies?

              We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokers, and other nominees holding shares of voting stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of voting stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone, or personal solicitation by our directors, officers, or other employees. No additional compensation will be paid to our directors, officers, or other employees for such services.

At Home Group
2019 Proxy Statement

Are you "householding" for stockholders sharing the same address?

              The SEC's rules permit us to deliver a single copy of the notice to an address that two or more stockholders share. This method of delivery is referred to as "householding" and can significantly reduce our printing and mailing costs. It also reduces the volume of mail that you receive. To the extent a paper copy is requested, we will deliver only one Proxy Statement and Annual Report to multiple registered stockholders sharing an address, unless we receive instructions to the contrary from one or more of the stockholders. To the extent a paper copy is requested, we will still send each stockholder an individual proxy card.

              We will promptly send a separate copy of the notice and, if applicable, a separate set of this Proxy Statement and our Annual Report to you if you contact us at 1600 East Plano Parkway, Plano, Texas 75074, Attention: General Counsel and Corporate Secretary or by telephone at 972-265-6137. If you and other residents at your address receive multiple notices and, if applicable, copies of this Proxy Statement and our Annual Report, and desire to receive only a single copy of these materials in the future or received a single copy of the notice and, if applicable, this Proxy Statement and our Annual Report, and desire to receive a separate copy in the future, you may contact your broker, bank, or other nominee or contact us at the above address or telephone number.

Whom should I call if I have any questions?

              If you have any questions about the Annual Meeting, please contact us by telephone at 972-265-6137. If you have any questions about your ownership of Company voting stock, please contact our transfer agent at:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Telephone: (800) 937-5449
Website Address: https://www.astfinancial.com/

At Home Group
2019 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Ownership Table

              The following table sets forth information regarding the beneficial ownership of our common stock as of April 8, 2019 by each person or entity who is known by us to beneficially own more than 5% of our common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

              Information with respect to beneficial ownership is based upon information furnished to us by each director and executive officer, and on information reported in Schedules 13D or 13G filed with the SEC, as the case may be. The amounts and percentages of our common stock beneficially owned are reported on the basis of rules of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power", which includes the power to vote or direct the voting of such security, or "investment power", which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after April 8, 2019, including any shares of our common stock subject to an option that has vested or will vest within 60 days after April 8, 2019. More than one person may be deemed to be a beneficial owner of the same securities.

              The percentage of beneficial ownership is based on 63,674,485 shares of common stock outstanding as of April 8, 2019.

              Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by

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2019 Proxy Statement

spouses under applicable law. Unless otherwise indicated below, the address for each person or entity listed below is c/o At Home Group Inc., 1600 East Plano Parkway, Plano, Texas 75074.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class (%)

5% Stockholders
AEA(1)(3)	10,536,504	16.55
Starr Investments(2)(3)	6,293,997	9.88
Capital World Investors(4)	3,878,873	6.09
FMR LLC(5)	3,418,969	5.37
Named Executive Officers and Directors
Lewis L. Bird III(6)	4,548,728	7.14
Jeffrey R. Knudson	4,993	*
Judd T. Nystrom(7)	402,240	*
Peter S.G. Corsa(8)	521,165	*
Wendy L. Fritz	—	*
Ashley F. Sheetz(9)	112,983	*
Steve K. Barbarick	9,500	*
Wendy A. Beck(10)	68,301	*
Paula L. Bennett	—	*
Elisabeth B. Charles(11)	13,939	*
Joanne C. Crevoiserat	—	*
Martin C. Eltrich, III(12)	—	*
Philip L. Francis (13)	135,392	*
Allen I. Questrom(14)	66,968	*
Larry D. Stone(15)	96,633	*
All executive officers and directors as a group (18 persons)(16)	5,886,741	9.25%

*Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)
Based on a Schedule 13G/A filed with the SEC on February 14, 2019. Represents (i) 8,046,154 shares of our common stock held of record by GRD Holding LP, a limited partnership, whose general partner is GRD Holding GP LLC, whose sole member is AEA Investors LP; (ii) 773,427 shares held of record by GRD Holding-A LP, a limited partnership, whose general partner is GRD Holding-A LLC, whose sole member is AEA Investors LP; and (iii) 1,716,923 shares held of record by GRD Holding AEA LLC, a limited liability company, whose members are AEA Investors 2006 Participant Fund LP, AEA Investors 2006 QP Participant Fund LP, AEA Investors 2006 Fund L.P. and AEA Investors 2006 Fund II L.P. The general partner of each of AEA Investors 2006 Participant Fund LP and AEA Investors 2006 QP Participant Fund LP is AEA Investors 2006 PF LLC, whose sole member is AEA Management LLC. The general partner of each of AEA Investors 2006 Fund L.P. and AEA Investors 2006 Fund II L.P. is AEA Investors Partners 2006 L.P., whose general partner is AEA Management (Cayman) Ltd. Each of GRD Holding GP LLC and AEA Investors LP may be deemed to share beneficial ownership of the shares of our common stock held of record by GRD Holding LP, but each disclaims beneficial ownership of such shares, as well as of the shares held of record by GRD Holding-A LP and GRD Holding AEA LLC. Each of GRD Holding-A LLC and AEA Investors LP may be deemed to share beneficial ownership of the shares of our common stock held of record by GRD Holding-A LP, but each disclaims beneficial ownership of such shares, as well as of the shares held of record by GRD Holding LP and GRD Holding AEA LLC. Each of AEA Investors 2006 Participant Fund LP, AEA Investors 2006 QP Participant Fund LP, AEA Investors 2006 Fund L.P., AEA Investors 2006 Fund II L.P., AEA Investors 2006 PF LLC, AEA Management LLC, AEA Investors Partners 2006 L.P. and AEA Management (Cayman) Ltd. may be deemed to share beneficial ownership of the shares of our common stock held of record by GRD Holding AEA LLC, but

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2019 Proxy Statement

  each disclaims beneficial ownership of such shares, as well as of the shares held of record by GRD Holding LP and GRD Holding-A LP. Dr. John L. Garcia is the chairman and chief executive officer of AEA Investors LP, the sole member of AEA Management LLC and the sole stockholder and director of AEA Management (Cayman) Ltd. Dr. Garcia may be deemed to share beneficial ownership of the shares of our common stock held of record by GRD Holding LP, GRD Holding-A LP and GRD Holding AEA LLC, but Dr. Garcia disclaims beneficial ownership of such shares.

  The address for each of AEA Investors LP, GRD Holding LP, GRD Holding GP LLC, GRD Holding-A LP, GRD Holding-A LLC, GRD Holding AEA LLC, AEA Investors 2006 Participant Fund LP, AEA Investors 2006 QP Participant Fund LP, AEA Investors 2006 PF LLC, AEA Management LLC and Mr. Garcia is c/o AEA Investors LP, 666 Fifth Avenue, 36th Floor, New York, NY 10103. The address for each of AEA Investors 2006 Fund L.P., AEA Investors 2006 Fund II L.P., AEA Investors Partners 2006 L.P. and AEA Management (Cayman) Ltd. is P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(2)
Based on a Schedule 13G/A filed with the SEC on February 14, 2019. Represents (i) 924,692 shares of our common stock held of record by SPH GRD Holdings, LLC, who is the direct stockholder of the shares, which are beneficially owned by Starr Investment Holdings, LLC ("Starr Investments") (SPH GRD Acquisition Partners, LLC, which is controlled by Starr Investments, is the sole owner of SPH GRD Holdings, LLC); (ii) 4,970,641 shares of our common stock held of record by Starr Investment Fund II, LLC, who is the direct stockholder of the shares, which are beneficially owned by Starr Investments; and (iii) 398,664 shares of our common stock held of record by SPH CAV I, LLC, who is the direct stockholder of the shares, which are beneficially owned by Starr Investments. The address for Starr Investments and its affiliates is 399 Park Ave, 17th Floor, New York, NY 10022.

(3)
Each of GRD Holding LP, GRD Holding-A LP and GRD Holding AEA LLC (collectively, the "AEA Funds") is a party to a Second Amended and Restated Stockholders' Agreement, dated as of July 22, 2016 (the "Stockholders Agreement"), among the Company, SPH GRD Holdings, LLC and Starr Investment Fund II, LLC (Starr and Starr II, collectively, the "Starr Funds"). The AEA Funds, the Starr Funds and SPH CAV I, LLC have also agreed to coordinate certain private sales. The AEA Funds may be deemed to have or share voting or investment power over the 924,692 shares held of record by SPH GRD Holdings, LLC, the 4,970,641 shares held of record by Starr Investment Fund II, LLC and the 398,664 shares held by SPH CAV I, LLC; however, the AEA Funds disclaim beneficial ownership of such shares. The Starr Funds and SPH CAV I, LLC may be deemed to have or share voting power over the 10,536,504 shares held of record by the AEA Funds; however, the Starr Funds and SPH CAV I, LLC each disclaim beneficial ownership of such shares.

(4)
Based on a Schedule 13G filed with the SEC on February 14, 2019. Capital World Investors divisions of CRMC and Capital International Limited collectively provide investment management services under the name Capital World Investors. The address for Capital World Partners is 333 South Hope Street, Los Angeles, CA 90071.

(5)
Based on a Schedule 13G filed with the SEC on February 13, 2019. The securities are beneficially owned, or may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies. Abigail P. Johnson is a Director, the Chairman and Chief Executive Officer of FMR LLC. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.

(6)
Includes 4,510,673 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after April 8, 2019. Also includes 5,055 shares of common stock held indirectly through the revocable Bird Family Trust. Mr. Bird and his wife serve as the trustees and are the beneficiaries of the revocable Bird Family Trust.

(7)
Includes 343,377 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after April 8, 2019.

(8)
Includes 517,576 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after April 8, 2019. Also includes 2,260 shares of common stock held indirectly through the revocable Corsa Family Trust of 2006. Mr. Corsa and his wife serve as the trustees and are the beneficiaries of the revocable Corsa Family Trust of 2006.

(9)
Includes 112,296 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after April 8, 2019.

(10)
Includes 56,517 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after April 8, 2019.

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2019 Proxy Statement

(11)
Includes 3,488 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after April 8, 2019.

(12)
Does not include 8,046,154 shares, 773,427 shares or 1,716,923 shares of common stock held of record by GRD Holding LP, GRD Holding-A LP or GRD Holding AEA LLC, respectively. Martin C. Eltrich, III is a partner of AEA. Mr. Eltrich serves on our board of directors as a representative of AEA, but disclaims beneficial ownership of the shares of common stock held of record by GRD Holding LP, GRD Holding-A LP and GRD Holding AEA LLC. The address for Mr. Eltrich is c/o AEA Investors LP, 666 Fifth Avenue, 36th Floor, New York, NY 10103.

(13)
Includes 56,517 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after April 8, 2019. Also includes 51,758 shares of common stock held indirectly through the Francis Revocable Trust. Mr. Francis and his wife serve as the trustees and are the beneficiaries of the Francis Revocable Trust.

(14)
Includes 56,517 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after April 8, 2019. Also includes 6,649 shares of common stock held indirectly through the Questrom Family Revocable Trust. Mr. Questrom and his wife serve as the trustees and are the beneficiaries of the Questrom Family Revocable Trust.

(15)
Includes 56,517 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after April 8, 2019. Also includes 36,314 shares of common stock held indirectly through the Larry D Stone Revocable Trust dtd 12/06/1996. Mr. Stone and his wife serve as the trustees and Mr. Stone is the beneficiary of the Larry D Stone Revocable Trust dtd 12/06/1996.

(16)
Includes 6,006,257 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after April 8, 2019.

At Home Group
2019 Proxy Statement

PROPOSAL 1—ELECTION OF CLASS III DIRECTORS

              Our Board currently consists of ten members divided into three classes, Class I, Class II, and Class III, with members of each class serving staggered three-year terms. Three Class III directors are to be elected at the Annual Meeting, each to serve until the 2022 annual meeting of stockholders or until such director's earlier resignation, retirement or other termination of service.

              The Nominating and Corporate Governance Committee will consider re-nominating incumbent directors who continue to satisfy its criteria for membership on the Board, who it believes will continue to make important contributions to the Board and who consent to continue their service on the Board. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director's past attendance and participation at meetings, participation in and contributions to the activities of the Board and the Company, the number of other public and private company boards on which a director candidate serves, any potential or actual conflicts of interest, expertise, experience and willingness to serve actively or other qualifications and characteristics considered important by the Nominating and Corporate Governance Committee, including to ensure that the Board, as a whole, is appropriately diverse as broadly defined. In connection with the selection and nomination process, the Nominating and Corporate Governance Committee reviews the desired experience, mix of skills, and other individual and aggregate qualities and attributes to assure appropriate Board composition, taking into account the current Board members, the specific needs of the Company and the Board and the Board's annual self-evaluations.

              The Board has re-nominated Steve K. Barbarick, Paula L. Bennett and Martin C. Eltrich, III for election as Class III directors at the Annual Meeting for new three-year terms. If our stockholders elect these director nominees, then each director will hold office until the 2022 annual meeting of stockholders, or until such director's successor has been duly elected and qualified, subject to the director's earlier death or resignation or removal. Each of the Board's nominees has consented to be named in this Proxy Statement and has agreed to serve if elected. Should any nominee be unable to accept nomination or election, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of such substitute nominee. Alternatively, the Board may leave the position vacant or reduce the size of the Board.

              We believe each of the Board's nominees meets the qualifications established by the Board for service on our Board and has professional experience in areas that are critical to our strategy and operations. We also believe that the skills, experience, backgrounds, and attributes of the Board's nominees, combined with those of the remaining directors on the Board, will position the Board to serve the best interests of our stockholders and the Company.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE THREE CLASS III DIRECTOR NOMINEES.

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2019 Proxy Statement

BOARD MATTERS

Directors

              The following table sets forth, as of April 8, 2019, the name and age of each director of the Company, indicating all positions and offices with us currently held by such director:

Name	Age	Position	Term Ending

Steve K. Barbarick	51	Director	Class III – 2019
Paula L. Bennett	69	Director	Class III – 2019
Martin C. Eltrich, III	46	Director	Class III – 2019
Lewis L. Bird III	54	Chairman of the Board and Chief Executive Officer	Class I – 2020
Elisabeth B. Charles	55	Director	Class I – 2020
Joanne C. Crevoiserat	55	Director	Class I – 2020
Allen I. Questrom	78	Director	Class I – 2020
Wendy A. Beck	54	Director	Class II – 2021
Philip L. Francis	72	Director	Class II – 2021
Larry D. Stone	67	Lead Director	Class II – 2021

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

              As set forth in the Company's Corporate Governance Guidelines, in connection with the selection and nomination process, the Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board. The full Board monitors the mix of specific experience, qualifications and skills of the directors to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company's business and structure. The Board's perspective of the current directors is summarized below. The Nominating and Corporate

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2019 Proxy Statement

Governance Committee believes that directors and nominees with the following qualities and experiences can assist in meeting this goal.

8 of 10 Independent; Independent Lead Director	4 of 10 Female Directors	Average Tenure of 3.7 years

Executive Leadership Experience	Strategic Planning of High Growth Companies	Corporate Finance, Investments, Accounting, and Financial Reporting Experience

9 of 10	10 of 10	6 of 10

Retail Industry Experience	Marketing, Brand Management, or Product Merchandising Expertise	Global Supply Chain Expertise

10 of 10	9 of 10	8 of 10

Public Company Directorships

5 of 10

•
Executive Leadership Experience. Directors with experience in significant leadership positions provide our management with perspective in analyzing, shaping and overseeing the execution of operational, organizational and policy issues and addressing enterprise risks at a senior level.

•
Strategic Planning of High Growth Companies. Directors who have backgrounds in strategic planning for high growth companies can provide insight into our continuing efforts to significantly expand our store base in both existing and new markets in the United States.

•
Corporate Finance, Investments, Accounting, and Financial Reporting Experience. An understanding of the financial markets, corporate finance, accounting requirements and regulations, and accounting and financial reporting processes allows directors to understand, oversee and advise our management with respect to the Company's operating and strategic performance, capital structure, financing and investing activities, financial reporting, and internal control of such activities.

•
Retail Industry Experience. Directors with experience in large retail or consumer products companies can provide operational and strategic advice and oversight to our management.

•
Marketing, Brand Management, or Product Merchandising Expertise. Experience in consumer marketing, brand management, product merchandising and sales can provide expertise and guidance as our management seeks to increase brand awareness and market to a growing consumer base.

•
Global Supply Chain Expertise. Directors with global expertise can provide business, regulatory, strategic and cultural perspectives on our global sourcing model to our management.

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2019 Proxy Statement

•
Public Company Directorships. Directors who serve or have served on other public company boards, as well as on board committees, can offer insights regarding the operation of a board of directors and its fiduciary duties, the relationship between the board of directors and the Chief Executive Officer and other management personnel, key issues of corporate governance, and regulatory and securities exchange matters, and stockholder relations, and appropriate levels of oversight regarding a changing mix of strategic, operational, and compliance-related matters.

Director Background and Qualifications

              The following biographies set forth the business experience during at least the past five years of each Class III director nominee and each director whose term of office will continue after the Annual Meeting. In addition, the following includes, for each director, a brief discussion of the specific experiences, qualifications, attributes and skills that led to the conclusion that each director should serve on the Board at this time in light of the goals set forth above.

2019 Class III Director Nominees

Steve K. Barbarick

              Mr. Barbarick has served as a member of our Board since July 2018.

              Biography: Mr. Barbarick has been President and Chief Operating Officer of Tractor Supply Company since August 2018. Prior to his promotion to President and Chief Operating Officer of Tractor Supply Company, Mr. Barbarick served as President and Chief Merchandising Officer from May 2016 to August 2018; Executive Vice President, Chief Merchandising Officer from March 2015 to May 2016; Executive Vice President, Merchandising and Marketing from September 2012 to March 2015; Senior Vice President, Merchandising from February 2011 to September 2012; Vice President, Merchandising from June 2009 to February 2011; and Vice President and Divisional Merchandise Manager from 2003 to June 2009. Mr. Barbarick served on the Board of Trustees of National 4-H Council from 2014 to 2017. Mr. Barbarick received a Bachelor of Applied Science from the University of Missouri-Columbia.

              Select Qualifications and Experience: Mr. Barbarick has extensive operations, merchandising and strategic development experience at a high-growth, chain-store retailer, including through his current executive leadership role at Tractor Supply Company. He also has expertise in other key areas for retail companies, including branding, marketing, e-commerce, customer engagement and inventory and global supply-chain management. The foregoing qualifications and experience led our Board to conclude that Mr. Barbarick should continue to serve as a director.

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2019 Proxy Statement

Paula L. Bennett

              Ms. Bennett has served as a member of our Board since July 2018.

              Biography: Ms. Bennett served as President from January 2008 and President and Chief Executive Officer of J.Jill, Inc. from July 2009 until her retirement in April 2018. Ms. Bennett also served as a member of the J.Jill board of directors from February 2017 to April 2018 and, prior to that, served on the board of directors of former J.Jill parent companies since July 2009. Prior to joining J.Jill, Ms. Bennett served as President and Chief Executive Officer of a number of portfolio companies of Orchard Brands Corporation from October 2006 to January 2008. From 2000 through 2005, Ms. Bennett was Chief Operating Officer of Eileen Fisher, Inc. and prior to that was Vice President, Retail from 1997 to 2000. From 1995 to 1996, she was Vice President of Retail Sales for Calvin Klein Collection at Calvin Klein Inc. From 1987 through 1995, Ms. Bennett held significant leadership positions at Tiffany & Co., including Vice President of Jewelry Sales, Vice President of Customer Service, Vice President and General Manager of the Fifth Avenue Flagship store, Vice President of Retail Administration and Vice President of the Trade Division. Ms. Bennett received her Bachelor of Science in Business (formerly Administrative Science) with a major in Marketing from The Ohio State University Fisher College of Business.

              Other Public Company Board Experience: Director of J.Jill, Inc. from February 2017 to April 2018.

              Select Qualifications and Experience: With over three decades of management experience in the retail industry, Ms. Bennett has extensive expertise in building brands and operating businesses across retail and direct marketing channels, as well as intensely focusing on the customer experience in a regularly evolving industry. At J.Jill, Inc., Ms. Bennett was responsible for the strategic planning, leadership, growth and profitability of the company, and led the initial public offering in March 2017. She also possesses critical insight into our predominantly-female customer base, and expertise in targeting merchandising trends. The foregoing qualifications and experience led our Board to conclude that Ms. Bennett should continue to serve as a director.

Martin C. Eltrich, III

              Martin C. Eltrich, III has served as a member of our Board since October 2011 and as Chairman of our Board from October 2011 to April 2017.

              Biography: Mr. Eltrich is a Partner with AEA Investors LP, which he joined in June 2001, and leads the consumer/retail investment practice. He currently serves on the board of directors of At Home, 1-800 Contacts, Brand Networks, Melissa & Doug, Traeger Grills, ThreeSixty, and 24 Hour Fitness. Prior to AEA Investors LP's exit from the investment, Mr. Eltrich also sat on the boards of Acosta, Inc., Burt's Bees, Inc., Cogent HMG, Henry Company, Intermedia Advertising Group, Shoes for Crews and Tampico Beverages. Before joining AEA Investors LP, Mr. Eltrich was an investment banker covering the consumer products industry at Greenhill & Co. in New York, joining that firm at its inception in 1996. Prior to Greenhill & Co., Mr. Eltrich was an investment banker in the Consumer Group at Morgan Stanley. Mr. Eltrich received his Bachelor of Science in Economics from the University of Pennsylvania.

              Select Qualifications and Experience: As leader of the consumer/retail investment practice at AEA Investors LP, Mr. Eltrich has significant industry expertise, including broad experience from his involvement with numerous other boards of retail and consumer products companies, and particular knowledge and experience in corporate finance, strategic planning, and investments for the retail sector.

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2019 Proxy Statement

The foregoing qualifications and experience led our Board to conclude that Mr. Eltrich should continue to serve as a director. Furthermore, Mr. Eltrich was nominated to our Board by certain affiliates of AEA Investors LP (collectively, "AEA") pursuant to the Stockholders' Agreement (as defined below). See "Board Matters – The Board of Directors – Director Appointment and Nominee Selection Process."

Class I Directors with Terms Expiring in 2020

Lewis L. Bird III

              Mr. Bird has served as Chairman of our Board since April 2017 and as a member of our Board since December 2012.

              Biography: Mr. Bird has served as our Chief Executive Officer since December 2012 and as President from September 2015 to March 2019. Before joining the Company, Mr. Bird held a variety of leadership positions, most recently serving as Managing Director of The Gores Group from 2011 to 2012, a global private equity firm that specializes in acquiring and partnering with mature and growing businesses. Prior to this, Mr. Bird served as President of Nike Affiliates for Nike Inc. from 2006 to 2009, Chief Operating Officer of Gap from 2003 to 2006, and Chief Financial Officer of Old Navy from 2001 to 2003. In addition, he was Vice President of Finance & Operations for Gateway, Inc. from 1999 to 2001, Senior Director of Corporate Finance for AlliedSignal, Inc. from 1998 to 1999, and Director of Finance & Business Management at AlliedSignal Engines from 1996 to 1998. He has also held various senior financial and strategic positions for Ford Motor Company, and served as Assistant Vice President & Commercial Loan Officer for BayBanks, Inc. Mr. Bird received his MBA from Olin Graduate School of Business at Babson College and his Bachelor's degree from Ithaca College.

              Select Qualifications and Experience: As our Chief Executive Officer for over five years, Mr. Bird contributes to the Board critical knowledge regarding day-to-day operations, goals, strategies, performance, effectiveness of the management team, and the corporate culture of At Home. Mr. Bird has also held numerous other leadership positions in both operations and finance at large chain-store retailers and, through such experience, has developed expertise in strategic planning, corporate finance, investments, accounting, financial reporting, marketing and global supply chain management for the retail industry. The foregoing qualifications and experience led our Board to conclude that Mr. Bird should continue to serve as a director.

Elisabeth B. Charles

              Ms. Charles has served as a member of our Board since December 2016.

              Biography: Ms. Charles has been Chief Marketing Officer for Rodan + Fields since November 2017. Prior to this time, she served as Senior Vice President and General Manager of Old Navy Outlet from November 2016 to August 2017. She also served as Old Navy's Interim Chief Marketing Officer from May to October 2016. Prior to joining Old Navy, Ms. Charles was Senior Vice President/Chief Marketing Officer, Marketing and Customer Engagement of Athleta from March 2015 through May 2016. From February 2009 through August 2014, Ms. Charles was Senior Vice President, Chief Marketing Officer and Executive Committee Member of Petco Animal Supplies, Inc. Prior to that, she served as Executive Vice President of Marketing of Victoria Secret Stores from February 2005 through October 2008 and served as its Vice President of Marketing from July 2004 through January 2005. Prior to 2005, Ms. Charles held a variety of marketing positions with Herbalife International of America, Inc., Ideaforest.com and Tricon

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Restaurants International. Ms. Charles is currently a member of the advisory board of Origami Logic, which she joined in 2015, and a member of the board and Strategic Plan Committee for Alliance for Girls, which she joined in December 2017. Ms. Charles received her MBA from the Harvard Graduate School of Business Administration and her Bachelor of Arts in International Political Economy from the University of California at Berkeley.

              Select Qualifications and Experience: Ms. Charles has over 25 years of marketing experience at significant consumer brands and has held senior leadership roles at numerous retail companies, including her current position as Chief Marketing Officer of Rodan + Fields. From such experience, Ms. Charles has significant retail industry expertise in strategic planning, marketing, sales and brand management, consumer products and merchandising. The foregoing qualifications and experience led our Board to conclude that Ms. Charles should continue to serve as a director.

Joanne C. Crevoiserat

              Ms. Crevoiserat has served as a member of our Board since January 2019.

              Biography: Ms. Crevoiserat has served as Executive Vice President, Chief Operating Officer of Abercrombie & Fitch Co. ("A&F") since February 2017 and served as Executive Vice President and Chief Financial Officer of A&F from May 2014 to October 2017. In addition, Ms. Crevoiserat served as Interim Principal Executive Officer of A&F from June 2016 to February 2017 and was a member of the Office of the Chairman of A&F from October 2015 to February 2017. Prior to joining A&F, Ms. Crevoiserat served in a number of senior management roles at Kohl's Inc. From June 2012 to April 2014, Ms. Crevoiserat was the Executive Vice President of Finance of Kohl's and from November 2008 to June 2012, she served as the Executive Vice President of Merchandise Planning and Allocation of Kohl's. Prior to her time with Kohl's, Ms. Crevoiserat held senior finance positions with Wal-Mart Stores and May Department Stores, including Chief Financial Officer of the Filene's, Foley's and Famous-Barr brands. Ms. Crevoiserat graduated summa cum laude with a Bachelor of Science in Finance from the University of Connecticut.

              Select Qualifications and Experience: From her current leadership experience at Abercrombie & Fitch Co. as well as her numerous other management and finance roles at retail companies, Ms. Crevoiserat brings significant knowledge and expertise in the areas of accounting and financial reporting, global supply chain management, corporate finance, investments and strategic planning of high growth companies in the retail industry. As a result of her financial and accounting expertise, the Board has determined that she qualifies as a financial expert for service on our Audit Committee. The foregoing qualifications and experience led our Board to conclude that Ms. Crevoiserat should continue to serve as a director.

Allen I. Questrom

              Mr. Questrom has served as a member of our Board since March 2012.

              Biography: Mr. Questrom was Chairman and Chief Executive Officer of Neiman Marcus, Inc. from 1988 to 1990. He was Chairman and CEO of Federated Department Stores, Inc. (now Macy's) from February 1990 to May 1997. He served on the board of Barneys New York, Inc. beginning in January 1999 and as President and Chief Executive Officer from May 1999 until September 2000 and as Chairman of the Board from May 1999 until January 2001. From 2000 through December 2004, he was the Chairman and Chief Executive Officer of J.C. Penney Company, Inc. Mr. Questrom is a Trustee of Boston University. He

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2019 Proxy Statement

was a Senior Advisor for Lee Equity Partners from 2006 to 2017, and previously served as a member of the board of directors of Glazer's Family of Companies, Tailored Brands, Inc., and InterlLuxe. He is currently on the board of advisors of the Robin Report, providing insight into consumer product industries. Until June 2014, Mr. Questrom was a member of the board of directors of Sotheby's; until 2013, he was a member of the board of directors of Foot Locker, Inc. Mr. Questrom graduated from Boston University with a Bachelor of Science in Finance and Marketing.

              Other Public Company Board Experience: Director of Tailored Brands, Inc. from 2013 to 2017 (most recently served as a member of the Compensation Committee); Director of Sotheby's from 2005 to 2014 (most recently served as a member of the Audit Committee); and Director of Foot Locker, Inc. from 2011 to 2013 (most recently served as a member of the Compensation and Management Resources and Nominating and Corporate Governance Committees).

              Select Qualifications and Experience: As the former Chief Executive Officer of numerous large department stores, Mr. Questrom has extensive senior leadership experience, through which he gained significant insight into the consumer product industry, experience in accounting, financial reporting, corporate finance and investments and expertise in strategic planning and operations, including global supply chain management, marketing, brand management and merchandising. Mr. Questrom also brings knowledge and expertise in strategic planning, corporate governance, compensation, financial reporting and management oversight through his participation on numerous other public company boards. The foregoing qualifications and experience led our Board to conclude that Mr. Questrom should continue to serve as a director.

Class II Directors with Terms Expiring in 2021

Wendy A. Beck

              Ms. Beck has served as a member of our Board since September 2014.

              Biography: Ms. Beck served as Executive Vice President and Chief Financial Officer for Norwegian Cruise Line Holdings Ltd. from September 2010 through March 2018, and will remain a consultant to the company through December 2019. Previously, Ms. Beck served as Executive Vice President and Chief Financial Officer of Domino's Pizza, Inc. from May 2008 to September 2010. Prior to that she served as Senior Vice President, Chief Financial Officer and Treasurer of Whataburger Restaurants, LP from May 2004 through April 2008 and served as their Vice President and Chief Accounting Officer from August 2001 through April 2004. Ms. Beck was also employed at Checkers Drive-In Restaurants, Inc. from 1993 through July 2001, serving as Vice President, Chief Financial Officer and Treasurer from 2000 through July 2001. Ms. Beck previously sat on the board of directors and audit committee for Spartan Stores, Inc. She received a Bachelor of Science in Accounting from the University of South Florida and is a Certified Public Accountant.

              Other Public Company Board Experience: Director of Bloomin' Brands Inc. since February 2018 (currently serving as member of the compensation committee); and Director of SpartanNash Company (formerly Spartan Stores, Inc.) from 2010 to 2013 (most recently served as a member of the audit committee).

              Select Qualifications and Experience: Ms. Beck possesses particular knowledge and experience in accounting, finance, strategic planning and leadership of other major corporations, including as Chief

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Financial Officer of public companies. Ms. Beck also has knowledge and expertise in strategic planning, compensation, financial reporting and management oversight through her participation on numerous other public company boards. As a result of her financial and accounting expertise, the Board has determined that she qualifies as a financial expert for service on our Audit Committee. The foregoing qualifications and experience led our Board to conclude that Ms. Beck should continue to serve as a director.

Philip L. Francis

              Mr. Francis has served as a member of our Board since May 2015.

              Biography: Mr. Francis most recently served as Chairman of PetSmart, Inc. from 2009 to 2012 and as Chairman and Chief Executive Officer from 2001 to 2009. Mr. Francis served on the boards of Supervalu, Inc. from 2006 to 2018, PetSmart, Inc. from 1989 to 2013, Cardinal Health, Inc. from 2006 to 2009, and CareFusion Inc. from 2009 to 2015. Mr. Francis received his M.B.A. from Indiana University in Marketing and Management and his Bachelor of Science in Agricultural Science from University of Illinois at Urbana-Champaign.

              Other Public Company Board Experience: Director of CareFusion, Inc. from 2009 to 2015 (most recently served as Chairman of the governance and compliance committee and member of the audit committee); and Director of SuperValu from 2006 to 2018 (most recently served as a member of the Compensation and Governance Committees).

              Select Qualifications and Experience: Mr. Francis possesses particular knowledge in strategic planning and operations through his senior leadership experience at other major corporations. He also has experience serving on the boards of other public companies, including on the audit, compensation and governance committees, which gives him insight on key issues of strategic planning, corporate governance, compensation, financial reporting and management oversight through his participation on numerous other public company boards. The foregoing qualifications and experience led our Board to conclude that Mr. Francis should continue to serve as a director.

Larry D. Stone

              Mr. Stone has served as a member of our Board since December 2014 and as Lead Director since July 2018.

              Biography: Mr. Stone served as President and Chief Operating Officer of Lowe's Companies Inc. from December 2006 until his retirement in June 2011, and before that as Senior Executive Vice President, Merchandising/Marketing of Lowe's Companies, Inc. since 2005. Mr. Stone served as Senior Executive Vice President, Store Operations for Lowe's Companies from 2003 to 2005, and as Executive Vice President, Store Operations from 2001 to 2003. Mr. Stone has served on the board for Dick's Sporting Goods, Inc. since 2007 and is the chairman of the compensation committee. He has served on the board for Novant Health System, Inc., a non-profit integrated system of healthcare, since 2011. In addition, he serves as a trustee for Wilkes Community College and previously served on the foundation board for Appalachian State University until 2017. Mr. Stone is a graduate of the Harvard Business School's Program for Management Development.

              Other Public Company Board Experience: Director of Dick's Sporting Goods, Inc. since 2007 (currently serving as Chairman of the Compensation Committee).

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              Select Qualifications and Experience: Mr. Stone has considerable expertise in strategic planning, store operations, real estate, e-commerce, brand management and marketing for the retail industry from his multiple senior leadership positions at Lowe's Companies, Inc. He also brings knowledge and expertise in strategic planning, compensation, and management oversight through his participation on other public company boards. The foregoing qualifications and experience led our Board to conclude that Mr. Stone should continue to serve as a director.

Director Independence

              The Board recently undertook its annual review of director independence in accordance with the applicable rules of the New York Stock Exchange ("NYSE"). The independence rules include a series of objective tests, including that the director is not employed by us and has not engaged in various types of business dealings with us. In addition, the Board is required to make a subjective determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Nominating and Corporate Governance Committee and the Board reviewed and discussed information provided by the directors and us with regard to each director's business and personal activities as they may relate to us and our management.

              Our Board has affirmatively determined that Steve K. Barbarick, Wendy A. Beck, Paula L. Bennett, Elisabeth B. Charles, Joanne C. Crevoiserat, Philip L. Francis, Allen I. Questrom, and Larry D. Stone are independent directors under the rules of the NYSE and the Company's Corporate Governance Guidelines.

              The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are composed entirely of directors who are independent for Board service. In addition, after considering all of the relevant facts and circumstances, the Board has determined that each member of the Audit Committee and the Compensation Committee qualifies as independent in accordance with the additional independence rules established by the SEC and the NYSE for such committees.

              Prior to July 2018, the Company was a "controlled company" under the corporate governance listing standards of the NYSE. As a controlled company, we were exempt from the obligation to comply with certain NYSE corporate governance requirements, including that a majority of our Board consist of independent directors and that our Compensation Committee and Nominating and Corporate Governance Committee be fully independent. Following the loss of controlled company status until September 2018, we utilized the transition periods set forth by the NYSE for companies to comply with such requirements.

The Board of Directors

General

              The Board has general oversight responsibility for our affairs and, in exercising its fiduciary duties, the Board represents and acts on behalf of the stockholders. Although the Board does not have responsibility for our day-to-day management, it stays regularly informed about our business and provides oversight of and guidance to our management through periodic meetings and other informal

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communications. The Board provides critical oversight in, among other things, our strategic planning, risk management, leadership development and succession planning, as well as other functions carried out through the Board committees as described below.

Board Leadership Structure

              Our Board is led by Lewis L. Bird III, the Company's Chairman and Chief Executive Officer. Our Board believes the combined Chairman and Chief Executive Officer structure facilitates a unified strategic vision to set the overall tone and direction of the Company as well as clear leadership through consistency of communication. As of the loss of controlled company status in July 2018, the Board created the role of Lead Director and appointed Larry D. Stone to such position for a term of at least one year, and he currently continues to serve in such capacity. Our Corporate Governance Guidelines provide that our independent directors shall elect an independent Lead Director whenever the Chairman does not qualify as an independent director of the Board. Our Board believes that an effective Lead Director, such as Mr. Stone, who has significant and clearly delineated responsibilities as set forth in our Corporate Governance Guidelines, ensures strong, independent oversight of management and promotes effective governance and Board efficiency.

              Under our Corporate Governance Guidelines, our Lead Director is empowered to:

  •
  Preside over all meetings of the Board at which the Chairman is not present, including any executive sessions of the independent directors or the non-management directors.

  •
  Assist in scheduling Board meetings, approve meeting schedules, collaborate with the Chief Executive Officer on Board meeting agendas and approve such agendas and collaborate with the Chief Executive Officer in determining the need for special meetings of the Board.

  •
  Request the inclusion of certain materials for Board meetings and approve all information sent to the Board.

  •
  Communicate to the Chief Executive Officer, together with the Chair of the Compensation Committee, the results of the Board's evaluation of Chief Executive Officer performance.

  •
  Provide leadership and serve as temporary Chairman or Chief Executive Officer in the event of the inability of the Chairman or Chief Executive Officer to fulfill his/her role.

  •
  Be available for consultation and direct communication if requested by major stockholders.

  •
  Act as the liaison between the independent or non-management directors and the Chairman, as appropriate.

  •
  Call meetings of the independent or non-management directors when necessary and appropriate.

  •
  Recommend to the Board the retention of consultants and advisors who directly report to the Board, as appropriate.

              In addition, independent directors are the sole members of the Audit, Nominating and Corporate Governance, and Compensation Committees, which collectively oversee critical matters of the Company such as the integrity of the Company's financial statements, the compensation of executive management, the appointment, nomination and evaluation of directors, and the development and implementation of the Company's corporate governance policies and structures.

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Board Oversight of Risk Management

              The Board oversees the Company's risk management primarily through the following:

FULL BOARD

•

Board review and approval of management's annual business plan and budget, and review of management's strategic and liquidity plans.

•

Board review, on at least a quarterly basis, of business developments, strategic plans and implementation, liquidity, and financial results.

•

Board leadership of Chief Executive Officer succession planning and oversight of management succession planning.

•

Board oversight of capital spending and financings.

•

Board and committee executive sessions consisting solely of the non-management and independent directors as described below.

AUDIT COMMITTEE

•

Audit Committee oversight of the Company's significant financial risk exposures (including credit, liquidity and legal, regulatory, and other contingencies), accounting and financial reporting, disclosure control and internal control processes, the internal audit function, and the Company's legal, regulatory, and ethical compliance functions.

COMPENSATION COMMITTEE

•

Compensation Committee review and approval regarding executive officer compensation and its alignment with the Company's business and strategic plans, and the review of compensation plans generally and the related incentives, risks and risk mitigants, including anti-hedging and anti-pledging policies, and a clawback policy for incentive programs.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	• Nominating and Corporate Governance Committee oversight of Board structure, governance policies, and the self-evaluation assessments conducted by the Board and committees.

Director Appointment and Nominee Selection Process

              The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director nominees and recommending to the Board those candidates to be nominated for election to the Board, subject to AEA's right to nominate a director to the Board, or to fill any vacancies. The Nominating and Corporate Governance Committee considers all factors it deems appropriate, which may include (a) ensuring that the Board, as a whole, is appropriately diverse and the extent to which a candidate would fill a present need on the Board, (b) the Board's size and compositions, (c) our corporate governance policies and any applicable laws, (d) individual director performance, expertise, experience, and willingness to serve actively, (e) the number of other public and private company boards on which a director candidate serves, (f) consideration of director nominees properly proposed by third parties with the legal right to nominate directors or by stockholders in accordance with our bylaws, and (g) any other appropriate factors. The Board monitors the mix of specific experience, qualifications, and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company's business and structure. Stockholders may also nominate directors for election at the Company's annual stockholders meeting by following the provisions set forth in the Company's Second Amended and Restated Bylaws, whose qualifications the Nominating

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and Corporate Governance Committee will consider on a substantially similar basis as it considers those of other nominees.

              Additionally, AEA, for so long as it holds an aggregate of at least 10% of our outstanding common stock, is entitled to nominate at least one individual for election to our Board, and our Board and Nominating and Corporate Governance Committee will nominate and recommend to our stockholders that such individual be elected to our Board, and each party to the Stockholders' Agreement may be required to vote all of its shares to elect such individual to our Board. See "Certain Relationships and Related Party Transactions – Related Party Transactions – Stockholders' Agreement" for a description of AEA's right to nominate a director. AEA has renominated Martin C. Eltrich, III for election as a Class III director at the Annual Meeting.

              In connection with the resignations of Geoffrey G. Clark and Brian R. Hoesterey and our loss of controlled company status in fiscal 2019, the Nominating and Corporate Governance Committee conducted a director search process in fiscal 2019 to identify and evaluate potential director appointees. The Nominating and Corporate Governance Committee may rely on multiple sources for identifying and evaluating non-incumbent nominees, and in connection with the fiscal 2019 director search process, engaged a leading third-party search firm, Russell Reynolds Associates. Following a detailed process that included review of the mix of specific experience, qualifications, and skills of the Company's directors and consideration of multiple potential appointees, the Nominating and Corporate Governance Committee and the Board determined to increase the size of our Board from nine directors to ten directors, and appoint Mr. Barbarick, Ms. Bennett and Ms. Crevoiserat to replace Mr. Clark and Mr. Hoesterey and to fill the vacancy created by the increase in our Board size. See "Board Matters – Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board" and "Board Matters – Director Background and Qualifications."

Meetings of the Board and Committees

              The Board and its committees meet throughout the year at regularly scheduled meetings, and also hold special meetings and act by written consent as appropriate. The non-management directors hold regularly scheduled executive sessions to meet without management present and independent directors meet in an executive session without management or affiliated directors present at least once per year. Such sessions are led by Mr. Stone, our Lead Director, since his appointment in July 2018. Prior to Mr. Stone's appointment, Mr. Eltrich was informally selected to lead executive sessions of the non-employee directors, and Mr. Stone was informally selected to lead executive sessions of the independent directors.

              Directors are expected to make best efforts to attend all Board meetings, all meetings of the committee or committees of the Board of which they are a member, and the annual meeting of stockholders. Attendance by telephone or videoconference is deemed attendance at a meeting. The Board met four times during fiscal 2019. In fiscal 2019, each of our incumbent directors attended at least 75%, in aggregate, of the meetings of the Board and all committees of the Board on which he or she served. Each director then in office attended our 2018 annual meeting of stockholders, other than Mr. Clark, Mr. Eltrich, and Mr. Hoesterey.

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Committees of the Board

              The Board has established committees to help carry out its duties. Each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee operates under a written charter approved by the Board, copies of which are available on our website at investor.athome.com. Each committee may form subcommittees of one or more of its members for any purpose that such committee deems appropriate and may delegate to such subcommittees such power and authority as the committee deems appropriate. Each committee shall periodically review any delegations and may revoke any such delegation at any time.

              The following table sets forth the standing committees of the Board and their members as of the date of this Proxy Statement, as well as the number of meetings each committee held during fiscal 2019. Messrs. Bird, Eltrich and Questrom do not serve on any standing committees.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Steve K. Barbarick(1)	✓
Wendy A. Beck	Chair
Paula L. Bennett(1)			✓
Lewis L. Bird III
Elisabeth B. Charles		✓
Joanne C. Crevoiserat(2)	✓
Martin C. Eltrich, III(3)
Philip L. Francis(4)		✓	Chair
Allen I. Questrom
Larry D. Stone(5)		Chair	✓

Number of Meetings	7	6	4

(1)
Mr. Barbarick and Ms. Bennett were appointed to the Board in July 2018 to fill the vacancies following the Board approving an increase in its size and the resignation of Geoffrey G. Clark (who served on the Compensation and Nominating and Corporate Governance Committees in fiscal 2019 until his resignation) and were simultaneously appointed to the Compensation Committee and Nominating and Corporate Governance Committee, respectively. Mr. Barbarick served on the Compensation Committee until January 2019, when he became an Audit Committee member.

(2)
Ms. Crevoiserat was appointed to the Board in January 2019 to fill a vacancy created by the resignation of Brian R. Hoesterey in September 2018 (who served on the Compensation Committee until his resignation) and was simultaneously appointed to the Audit Committee.

(3)
Martin C. Eltrich, III served as Chair of the Compensation and Nominating and Corporate Governance Committees until his resignation from such committees in September 2018.

(4)
Mr. Francis was appointed Chair of the Nominating and Corporate Governance Committee following Mr. Eltrich's resignation from such committee in September 2018. Mr. Francis served as a member of the Audit Committee in fiscal 2019 and until he became a member of the Compensation Committee in January 2019.

(5)
Mr. Stone previously served as a member of the Compensation Committee in fiscal 2019 and was appointed Chair of the Compensation Committee following Mr. Eltrich's resignation from such committee in September 2018. Mr. Stone served as a member of the Audit Committee until January 2019.

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AUDIT COMMITTEE	The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight of:

•

The quality and integrity of the Company's financial statements.

•

The integrity and adequacy of the Company's auditing, accounting and financial reporting processes and internal control systems.

•

Compliance with legal and regulatory requirements, including internal controls and whistle-blower procedures.

•

The engagement, qualifications, performance and independence of the Company's independent registered public accounting firm.

•

The performance of the Company's internal audit function.

•

The Company's enterprise risk management framework and its policies and procedures for risk management.

The Board has determined that each of Ms. Beck, the Chair of our Audit Committee, and Ms. Crevoiserat, a member of our Audit Committee, qualifies as an "audit committee financial expert" within the meaning of regulations adopted by the SEC. The designation or identification of a person as an "audit committee financial expert" does not impose upon such person any duties, obligations or liabilities that are greater than those generally imposed on such person as a member of the Audit Committee.

COMPENSATION COMMITTEE	The principal responsibilities of the Compensation Committee are to:

•

Review and approve corporate goals and objectives relevant to compensation of the Chief Executive Officer, evaluate the Chief Executive Officer's performance in light of those goals and objectives, and determine and approve the Chief Executive Officer's compensation level based on this evaluation.

•

Evaluate and determine the compensation of the other executive officers with input from the Chief Executive Officer.

•

Establish, amend, modify, or terminate the Company's incentive compensation and equity-based plans, qualified retirement plans, health or welfare plans, deferred compensation plans, and any other benefit plan, or make recommendations to Board with respect thereto.

•

Review and discuss with management the Company's "Compensation Discussion and Analysis" and produce a compensation committee report.

For information concerning policies and procedures relating to the consideration and determination of executive compensation, including the role of the Compensation Committee, its compensation consultant and the Compensation Committee's report concerning Compensation Discussion and Analysis, see "Compensation Discussion and Analysis" and "Compensation Committee Report" and "—Role of Compensation Consultant" below.

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NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	The principal responsibilities of the Nominating and Corporate Governance Committee are to:

•

Identify individuals qualified to become directors, consistent with the criteria approved by the Board and select director nominees for the next annual meeting of stockholders or to fill vacancies.

•

Develop and recommend to the Board the Corporate Governance Guidelines.

•

Recommend members of the Board to serve on and chair committees.

•

Oversee the annual evaluations of the Board and its committees.

•

Assist the Board in assessing the independence of the members of the Board and its committees and other committee qualifications.

•

Take a leadership role in developing and shaping the corporate governance of the Company.

See "Proposal 1 – Election of Class III Directors" and "Board Matters – The Board of Directors – Director Appointment and Nominee Selection Process" above for a description of the experience, mix of skills and other criteria that the Nominating and Corporate Governance Committee considers in the director nomination process.

Role of Compensation Consultant

              Our Compensation Committee has the authority to engage an external independent compensation consultant to assist in the evaluation of executive compensation. The Compensation Committee determined to re-engage Pearl Meyer & Partners ("Pearl Meyer") as its independent compensation consultant for fiscal 2019 and approved the terms of such engagement. Representatives of Pearl Meyer are invited to attend various Compensation Committee meetings.

              As part of its compensation consulting services for fiscal 2019, Pearl Meyer analyzed and made recommendations regarding our compensation peer group, provided an analysis of the compensation programs of our peer group, conducted compensation benchmarking against our peer group and, in light of such information, provided advice regarding the compensation programs for our senior management (including potential new hires) and independent directors, including recommendations regarding the mix of stock and stock option awards for fiscal 2019. Pearl Meyer reports to the Compensation Committee Chair and has direct access to Compensation Committee members, and periodically interfaces with members of the Compensation Committee. Pearl Meyer does not provide any other services to the Company. The Compensation Committee has assessed the independence of Pearl Meyer pursuant to applicable SEC and NYSE rules, and concluded that Pearl Meyer's work for the Compensation Committee did not raise any conflict of interest for fiscal 2019.

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Corporate Governance

Corporate Governance Guidelines

              We believe that good corporate governance helps to ensure that the Company is managed for the long-term benefits of our stockholders. We regularly review and consider our corporate governance policies and practices, the SEC's corporate governance rules and regulations, and the corporate governance listing standards of the NYSE. We have adopted Corporate Governance Guidelines that provide a framework for the governance of the Company as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. The Corporate Governance Guidelines address, among other things, the composition, structure, and policies of the Board and its committees, the responsibilities and authority of our Chairman and Lead Director, director qualification standards, expectations and responsibilities of directors, management succession planning, the evaluation of Board performance, principles of Board compensation, and communications with stockholders and non-management directors. The Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee from time to time to ensure that they effectively promote the best interests of both the Company and the Company's stockholders and that they comply with all applicable laws, regulations, and NYSE requirements. The Corporate Governance Guidelines are available on our website at investor.athome.com.

              Majority Voting Policy. In March 2019, our Board amended our Corporate Governance Guidelines to include a policy to be followed if any nominee for director receives a greater number of votes "withheld" from his or her election than votes "for" such election. In such event, the applicable director must promptly tender his or her resignation, conditioned on Board acceptance, following certification of the stockholder vote; provided, however, that this does not apply when the number of individuals nominated for election exceeds the number of directors to be elected, including as a result of a proxy contest. The Nominating and Corporate Governance Committee will consider the resignation offer and, within 60 days following certification of the stockholder vote, recommend to the Board whether to accept such resignation. The Board will act on the Committee's recommendation within 90 days following certification of the stockholder vote. The Board will promptly disclose in reasonable detail its decision and rationale regarding the acceptance or rejection of the resignation, as applicable, in a widely disseminated press release, in a filing with the SEC or by other widely disseminated public announcement. If a director's resignation is accepted by the Board, the Board may either fill the resulting vacancy or decrease the size of the Board.

              Overboarding Restrictions. The Corporate Governance Guidelines, as amended by Board in March 2019, provide that directors are expected not to serve on more than five public company boards (including the Company's) and members of the Audit Committee are expected not to serve on more than three public company audit committees (including the Company's) unless they receive specific approval from the Board. The Corporate Governance Guidelines also provide that a director who is a chief executive officer of a public company cannot serve on the board of directors of more than two public companies (including the Company's, but excluding the board of such person's employer). In fiscal 2019, the Board did not approve any exceptions to this policy and there are no such exceptions in effect.

              Annual Performance Evaluations. The Corporate Governance Guidelines further provide that the Board conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. In addition, the Corporate Governance Guidelines provide that each committee

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conduct a self-evaluation and compare its performance to the requirements of its charter. These reviews focus on the Board and its committees as a whole, and not on individual directors, unless circumstances otherwise warrant. The Nominating and Corporate Governance Committee oversees the annual performance evaluation process and reports the results to the Board.

              Succession Planning. The Corporate Governance Guidelines further provide that the Board oversee and approve succession planning relating to the CEO and other executive officers that is developed by management at least annually. The Board has delegated oversight of succession planning to the Nominating and Corporate Governance Committee. The succession planning process for executive officers is designed to assist the Board in understanding the Company's readiness and the related transition risks for a crisis as well as a planned transition, and to oversee the development of strong leadership. The Chief Executive Officer periodically provides the Board with an assessment of key executive officers for potential succession and discusses potential sources of external candidates.

Code of Business Conduct and Ethics

              We have adopted a code of ethics applicable to all of our directors, officers (including our principal executive officer, principal financial officer, and principal accounting officer), and employees, known as the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is available on our website at investor.athome.com. In the event that we amend or waive certain provisions of the Code of Business Conduct and Ethics applicable to our principal executive officer, principal financial officer, or principal accounting officer that require disclosure under applicable SEC rules, we will disclose the same on our website.

No Pledging or Hedging of Company Securities

              Our Securities Trading Policy is designed to insulate the Company and its directors, officers, employees, and specified other persons from sanctions for insider trading, as well as to prevent any appearance of improper conduct by any such persons. Our Securities Trading Policy specifically prohibits all directors and executive officers of the Company from effecting hedging transactions (such as short sales, put options, call options, or other derivative securities), holding securities in a margin account, or otherwise pledging securities as collateral for a loan or hedging or similar monetization related to the Company's securities.

Executive Compensation Clawback Policy

              We adopted a clawback policy in February 2019. In the event that the Board or a committee determines that any fraud, negligence or intentional misconduct by a current or former executive officer of the Company (who was serving as executive officer on or after the adoption date) was a significant contributing factor to the Company having to restate all or a portion of its financial statements, the clawback policy empowers the Board or committee to recover any cash or equity-based incentive compensation granted, earned or paid to such executive officer of the Company and to prevent the recurrence of such fraud, negligence or intentional misconduct to the fullest extent permitted by governing law. The Board or committee thereof has discretion whether to seek recoupment taking into account any factors deemed appropriate, including but not limited to the likelihood of success, whether recoupment could prejudice the interests of the Company, the passage of time since the conduct and any related pending legal proceedings.

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Stockholder Engagement

              It is a priority of the Company and the Board to maintain an active dialogue with our stockholders. Each year, the Company interacts with its stockholders through various engagement activities, including at various industry conferences, non-deal roadshows, and one-on-one meetings and calls. The Company conducts regular engagement with the Company's stockholders to discuss business performance, strategy, and other key matters. We believe these interactions provide us with useful feedback and allow us to better understand our stockholders' perspectives.

Stockholder Communication to the Board

              Any stockholder or interested party who desires to communicate with the Board or any specific director, including non-management directors in their capacity as members of the Board or a committee, may write to General Counsel and Corporate Secretary, At Home Group Inc., 1600 East Plano Parkway, Plano, Texas 75074, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously. If a stockholder does not wish to have the communication screened, the stockholder should indicate that the material sent by the stockholder be delivered unopened to the person or persons to whom it is addressed.

              To submit concerns regarding accounting, internal accounting controls, or auditing matters, stockholders and other interested persons may also call the Company's toll free, confidential hotline (1-877-861-5311). Employees may submit such concerns on a confidential and anonymous basis. Communications made through the confidential hotline and certain communications to the Board to the extent relating to accounting, internal accounting controls, or auditing matters will be reviewed by the Audit Committee in accordance with procedures established by the Audit Committee with respect to such matters.

Director Compensation

              Independent directors of the Board receive a mix of cash and equity-based compensation. The compensation mix is intended to encourage independent directors to continue Board service, further align the interests of the Board and stockholders, and attract new independent directors with outstanding qualifications.

Fiscal 2019 Independent Director Compensation Program

              In April 2018, the Board revised the independent director compensation for fiscal 2019 following the recommendation of the Compensation Committee. The Compensation Committee, in making such recommendations, adjusted the compensation to remain aligned with market practices and management's compensation philosophy for executive compensation—targeting to benchmark cash compensation at approximately the 50th percentile of the peer group and equity at approximately the 75th percentile of the peer group. In connection with its review, the Compensation Committee utilized peer group benchmarking (using the same peer group used for named executive officer compensation), general industry data and related information from Pearl Meyer.

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              The following table sets forth the compensation program for independent directors in effect during fiscal 2018 and 2019.

	Fiscal 2018 ($)	Fiscal 2019 ($)

Annual cash retainer:
Board	65,000	70,000
Additional annual cash retainers:
Lead Director(1)	—	50,000
Audit Committee Chair	15,000	20,000
Compensation Committee Chair	12,000	15,000
Nominating and Corporate Governance Committee Chair	10,000	10,000
Annual grant of restricted stock units (grant date fair value)	100,000	120,000

(1)
Approved in June 2018 in connection with the creation of the Lead Director position.

              The Company also reimburses expenses associated with attendance at Board meetings for all directors. The Company does not provide any perquisites to its independent directors.

              Restricted Stock Units.    Grants of restricted stock units to independent directors are made under the 2016 Equity Incentive Plan (as amended from time to time, the "2016 Equity Plan"). Each independent director receives the annual grant of restricted stock units during the first quarter of each fiscal year, as of the regularly scheduled Board meeting; provided, that any newly appointed or elected independent director shall be granted a pro rata portion of such restricted stock units as of the date of initial appointment. The restricted stock units vest in full on the first anniversary of the grant date (or earlier in the event of termination of the director by the Company without cause on or within one year following a change in control) subject to the director's continued service to the Company through such vesting date. The restricted stock units will be settled in shares of Company common stock within thirty days following the vesting date. Except as set forth in the prior sentence, the restricted stock units will be forfeited in the event of termination of service prior to the vesting date. Restricted stock units generally may not be sold, transferred, pledged, or otherwise disposed of or hypothecated.

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Fiscal 2019 Director Compensation Table

              The table below sets forth the compensation of each non-employee director in fiscal 2019, excluding Mr. Bird whose compensation is covered in the Summary Compensation Table for fiscal 2019. Directors appointed during the fiscal year receive a pro rata portion of the cash and equity retainers.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Unit Awards ($)(1)(2)	Total ($)

Steve K. Barbarick(3)	40,833	70,014	110,847
Wendy A. Beck	90,000	119,991	209,991
Paula L. Bennett(3)	40,833	70,014	110,847
Elisabeth B. Charles	70,000	119,991	189,991
Geoffrey G. Clark(4)(8)	—	—	—
Joanne C. Crevoiserat (5)	5,833	5,845	11,678
Martin C. Eltrich, III(8)	—	—	—
Philip L. Francis	75,000	119,991	194,991
Brian R. Hoesterey(6)(8)	—	—	—
Allen I. Questrom	70,000	119,991	189,991
Larry D. Stone(7)	106,667	119,991	226,658

Total	499,166	745,828	1,244,994

(1)
Represents the aggregate grant date fair value of the restricted stock units, equal to the closing price of the Company's common stock on the grant date multiplied by the number of restricted stock units, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"). The closing prices per share of our common stock on the following grant dates were: April 3, 2018, $31.56; July 11, 2018, $38.01; January 16, 2019, $20.51. The Company does not pay fractional restricted stock units.

(2)
As of January 26, 2019, non-employee directors held the following options and restricted stock units: Mr. Barbarick, 1,842 restricted stock units; Ms. Beck, 3,802 restricted stock units and options to purchase 56,517 shares of common stock; Ms. Bennett, 1,842 restricted stock units; Ms. Charles, 3,802 restricted stock units and options to purchase 3,488 shares of common stock; Ms. Crevoiserat, 285 restricted stock units; Mr. Francis, 3,802 restricted stock units and options to purchase 56,517 shares of common stock, Mr. Questrom, 3,802 restricted stock units and options to purchase 56,517 shares of common stock; and Mr. Stone, 3,802 restricted stock units and options to purchase 56,517 shares of common stock.

(3)
Appointed to the Board in July 2018.

(4)
Resigned from the Board in July 2018.

(5)
Appointed to the Board in January 2019.

(6)
Resigned from the Board in September 2018.

(7)
Appointed as Lead Director of the Board in July 2018.

(8)
Messrs. Clark, Eltrich, and Hoesterey were appointed to the Board by our Sponsors (as defined in "Certain Relationships and Related Party Transactions—Related Party Transactions") and do not receive any individual compensation for their services as directors.

Non-Employee Director Equity Ownership Guidelines

              The Board adopted non-employee director equity ownership guidelines in June 2017 to further align the interests of stockholders and directors. Non-employee directors are expected to achieve and maintain ownership of equity with a total value equal to three times such director's annual cash retainer for Board service (excluding any additional cash or equity retainer fees). Non-employee directors are expected to initially satisfy such guidelines within a five-year initial compliance period. As of the Record Date, all non-employee directors in service were either in compliance with the guidelines or within the compliance period and making appropriate progress. The current guidelines are available on our website at investor.athome.com.

At Home Group
2019 Proxy Statement

EXECUTIVE OFFICERS

              The following table sets forth, as of April 8, 2019, the name and age of each executive officer of the Company, indicating all positions with us currently held by such executive officer:

Name	Age	Title

Lewis L. Bird III	54	Chairman of the Board and Chief Executive Officer
Peter S.G. Corsa	50	Chief Operating Officer and President
Jeffrey R. Knudson	44	Chief Financial Officer
Wendy L. Fritz	49	Chief Merchandising Officer
Sumit Anand	40	Chief Information Officer
Mary Jane Broussard	59	General Counsel and Corporate Secretary
Elizabeth A. Galloway	40	Chief Human Resources Officer
Norman E. McLeod	56	Chief Development Officer
Ashley F. Sheetz	44	Chief Marketing Officer

Executive Officer Backgrounds

              Set forth below are descriptions of the backgrounds of each executive officer of the Company as of April 8, 2019. See "Board Matters – Director Background and Qualifications" for biographical and other information regarding Lewis L. Bird III.

              Peter S. G. Corsa has served as Chief Operating Officer since December 2016 and President since March 2019. He joined the Company as Chief Stores Officer in March 2013. Prior to joining the Company, Mr. Corsa served as Vice President of KSL Resorts from 2011 to 2013, which operates luxury resorts throughout the United States. Before this, he served as Executive Vice President of Retail for Stuart Weitzman from 2006 to 2011. In addition, he served as Senior Director of Store Operations for Gap from 2004 to 2006, Senior Director of Loss Prevention for Old Navy from 2002 to 2003, and Director of Store Operations for Old Navy from 1999 to 2002. Mr. Corsa received his MBA from St. Mary's College of California and his Bachelor's degree in Political Science from the University of California, Santa Barbara.

              Jeffrey R. Knudson has served as our Chief Financial Officer since September 2018. Mr. Knudson most recently served as Senior Vice President, Finance and Retail Controller for CVS Health Corporation from January 2012 to September 2018. Prior to that, he served as Vice President of Finance and Accounting at CVS Caremark, a subsidiary of CVS Health Corporation, from July 2008 to December 2011, Director, Treasury/Mergers and Acquisitions at Limited Brands, Inc. from October 2006 to June 2008, and held various positions, including Director, Mergers and Acquisitions, at Express Scripts, Inc. from March 2001 to September 2006. Mr. Knudson began his career with PricewaterhouseCoopers LLP and holds a B.S.B.A. in Accountancy from the University of San Diego.

              Wendy L. Fritz has served as our Chief Merchandising Officer since June 2018. Prior to joining the Company, Ms. Fritz served as the Senior Vice President of Hardlines Merchandising for Dick's Sporting Goods from 2017 to 2018. Prior to this, she was the CEO of the Category Management Association from 2015 to 2017. Ms. Fritz held various positions with Best Buy, a leading consumer electronics retailer, from June 1995 to October 2015, most recently serving as the Senior Vice President of Strategy and Growth from 2013 to 2015. During her time at Best Buy, she also held the positions of Senior Vice President of Retail from 2012 to 2013, Senior Vice President of Merchandising from 2008 to 2012, Vice President of Merchandising from 2000 to 2008 as well as Director, Senior Buyer and Buyer roles. She served on the board of the Greater Minneapolis Crisis Nursery from 2010 to 2017 and received her Bachelor's degree in English from the University of Wisconsin – Eau Claire.

At Home Group
2019 Proxy Statement

              Sumit Anand has served as our Chief Information Officer since July 2018. Prior to joining the Company, Mr. Anand was the Senior Vice President of Information Technology from 2015 to 2018 at Signet Jewelers, a large specialty jewelry retailer in the United States, Canada and United Kingdom. In that role, Mr. Anand was responsible for several capability areas, including stores, e-commerce and omni-channel. In addition, he served as an executive in the digital retail practice of Accenture from 2007 to 2015. Mr. Anand received his Masters of Science – Information Systems from University of Colorado.

              Mary Jane Broussard has served as our General Counsel since March 2014 and our Corporate Secretary since September 2015. Prior to that role, she served as our Vice President, Legal Counsel since June 2013. Prior to joining us, Ms. Broussard was a partner with Brown McCarroll, L.L.P. (a regional law firm based in Dallas, TX) from 1993 to 2013, and an associate with the same firm from 1987 to 1993. Prior to her legal career, Ms. Broussard was a Certified Public Accountant with a national accounting firm from 1982 to 1984. Ms. Broussard received both her Juris Doctorate and Bachelor of Business Administration from the University of Texas at Austin.

              Elizabeth A. Galloway has served as our Chief Human Resources Officer since August 2018. Prior to joining At Home, Ms. Galloway held various leadership positions with PepsiCo, most recently serving as Vice President of Human Resources leading the Global IT Human Resources Organization. Previously, Ms. Galloway led the Total Rewards function of PepsiCo's European and Sub-Saharan Africa sector and was Senior HR Director for PepsiCo's North American Beverages sector. Prior to PepsiCo, Ms. Galloway held human resource leadership roles at leading brands such as Owens Corning and Marathon Petroleum Company. Ms. Galloway received both her Masters of Science in Industrial Labor Relations and Bachelor of Science in Business Administration from West Virginia University.

              Norman E. McLeod has served as our Chief Development Officer since October 2013. Prior to joining the Company, Mr. McLeod most recently served as Vice President of Development and Real Estate for FedEx Office, a subsidiary of FedEx Corporation, from 2004 to 2013. Prior to this, Mr. McLeod was with YUM! Brands, Inc. from 1992 to 2004, most recently serving as Director of Development. In addition to this role, he also served as National Director of Construction, Franchise Development Director, Market Planning, Director of Special Projects and Equipment, and Development Manager. Prior to these roles, Mr. McLeod served as Director of Construction for Turnkey Construction Company from 1991 to 1992, and as a Staff Engineer and Project Manager for Mobil Oil Corporation from 1986 to 1991. Mr. McLeod received his Bachelor's degree in Civil Engineering from Texas Tech University.

              Ashley F. Sheetz has served as our Chief Marketing Officer since January 2017. Prior to joining the Company, Ms. Sheetz served as Chief Marketing Officer, Group Vice President at Sally Beauty Holdings, Inc. from March 2014 to January 2017. At Sally Beauty, Ms. Sheetz was responsible for repositioning and rebranding the company, upgrading the omni-channel experience, growing the e-commerce business through direct P&L ownership, and overhauling the loyalty and CRM programs. Prior to joining Sally Beauty in 2014, Ms. Sheetz held various marketing leadership positions from 2008 through 2014 with GameStop, most recently serving as Chief Marketing Officer, Vice President. In this role, she focused on long-term growth and introducing new businesses and store concepts while managing a staff across brand, consumer insights, promotions, loyalty, and CRM functions. Prior to GameStop, Ms. Sheetz held leadership roles with various advertising agencies working on national brand accounts. Ms. Sheetz was with DDB Dallas/Tracy Locke from 2000 to 2008, TM Advertising from 1997 to 2000 and Publicis Dallas from 1996 to 1997. Ms. Sheetz currently serves as a member of the Board of Directors of Springs Window Fashions. She also serves on the Board of Directors for the Dallas Habitat for Humanity. Ms. Sheetz received her bachelor's degree in Advertising from the University of Texas at Austin and a Graduate Finance Certificate from the SMU Cox School of Business.

At Home Group
2019 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

              This Compensation Discussion and Analysis ("CD&A") describes the philosophy, objectives, process, and components of our fiscal 2019 executive compensation program for the following executive officers (collectively, the "named executive officers"):

Name	Title	Executive Officer /Employment History with Company

Lewis L. Bird III	Chairman of the Board and Chief Executive Officer	CEO since December 2012 and President from September 2015 to March 2019
Jeffrey R. Knudson	Chief Financial Officer	CFO since September 2018
Judd T. Nystrom	Former Chief Financial Officer	CFO from September 2013 until September 2018, and thereafter was an employee through January 2019
Peter S.G. Corsa	Chief Operating Officer and President	President since March 2019, COO since December 2016 and an employee since March 2013
Wendy L. Fritz	Chief Merchandising Officer	CMO since June 2018
Ashley F. Sheetz	Chief Marketing Officer	CMO since January 2017

CD&A Table of Contents

Executive Summary	Page 35
Key Features and Purposes of Compensation Elements	Page 40
Advisors Utilized in Determination of Executive Compensation	Page 41
Fiscal 2019 Compensation Determinations	Page 42
Other Equity-Related Policies	Page 47
Tax and Accounting Implications	Page 47

Executive Summary

Fiscal 2019 Performance Highlights

              Fiscal 2019 marked another year of exceptional growth and achievement for At Home. Net sales grew 23% to $1.166 billion, marking five consecutive years and 19 consecutive quarters of at least 20% sales growth. Comparable store sales increased 2.7% over the prior year and culminated in our 20th consecutive quarter of growth. The exceptional performance of both new and existing stores enabled reinvestment in the business, as well as meaningful progress related to our strategic initiatives to drive earnings growth.

Compensation Philosophy and Objectives

              The Company's compensation program for named executive officers is designed to attract and retain high-performing executive leaders who drive its long-term success and increase stockholder value. The program provides a market-competitive base salary and performance-based short- and long-term incentive compensation. The Compensation Committee regularly reviews the named executive officer

At Home Group
2019 Proxy Statement

compensation program to ensure the fulfillment of our compensation philosophy and goals. The key principles and objectives underlying our compensation philosophy are the following:

  •
  Provide a range of base compensation that is established on market analysis with individual levels aligned with experience, knowledge and performance.

  •
  Create a "pay-for-performance" focus through the use of annual and long-term incentives, linking the Company business strategy and financial and stock performance.

  •
  Provide the opportunity for above-market total compensation upon the achievement of performance significantly above target performance.

  •
  Set annual and long-term performance goals that are clearly communicated and understood.

  •
  Grant equity awards to align long-term interests with those of our stockholders, to reward long-term performance, and to assist retention.

  •
  Utilize cash and equity inducements for new hires where appropriate to recruit executive talent.

  •
  Execute employment agreements with severance benefits, as well as non-competition and confidentiality restrictions, to retain talent due to significant competition among retail peers.

              The Compensation Committee utilizes peer group benchmarking for the named executive officers to position base salary and bonus approximating 50th percentile of the market, and long-term incentives approximating 75th percentile of the market. The Compensation Committee intends to set each compensation component within 25% of such market positioning, while remaining flexible to achieve its overall philosophy. See "—Advisors Utilized in Determination of Executive Compensation – Independent Compensation Consultant" for information regarding the peer group utilized for fiscal 2019.

At Home Group
2019 Proxy Statement

Key Features of Our Executive Compensation Programs

What We Do	What We Don't Do

Utilize peer group benchmarking	Ø	Strict prohibition on hedging and pledging
Retain independent compensation consultant	Ø	Limited use of perquisites
Stock ownership guidelines for executive officers adopted in 2019	Ø	No guaranteed or discretionary bonuses, excluding limited new hire inducement
Executive compensation clawback policy adopted in 2019	Ø	No repricing or replacement of underwater stock options
Pay-for-performance bonus plan based on objective Company measures and fixed caps	Ø	No defined benefit, supplemental executive retirement or nonqualified deferred compensation plans
Oversight to confirm no undue risk in compensation programs	Ø	No tax gross-ups, except for limited new hire inducement and for annual wellness exam
Change of control double-trigger equity awards generally (except the stock options to our CEO and special transition stock options, each awarded in fiscal 2019)

Incentive Compensation Programs

    Fiscal 2019 Management Bonus Plan

              Consistent with recent years, the Compensation Committee established the Management Bonus Plan for fiscal 2019 with two performance measures with specified weighting. The Company's performance for the fiscal year determines the achievement multiple through the use of an achievement table, which is established annually by the Compensation Committee. Each named executive officer's bonus is equal to such person's bonus target (based upon a percentage of base salary) multiplied by the bonus multiplier.

At Home Group
2019 Proxy Statement

    CEO Equity Award

              In lieu of participation in the annual equity program and the transition equity awards noted below, the Board granted nonqualified options to purchase 1,988,255 shares of common stock to Mr. Bird on June 12, 2018. The Board utilized various peer group and market data and otherwise consulted with Pearl Meyer, received advice from legal counsel and considered the general viewpoints of key institutional stockholders regarding similar awards. Following comprehensive and thoughtful consideration of the appropriate size and structure over many months, the Board concluded that this grant was appropriate and consistent with the Company's long-term business and compensation goals. The Board determined to use stock options as the appropriate vehicle to be consistent with the Company's historical equity grant programs, as well as to ensure there was a transparent and easily understood measure of the overall value to stockholders, i.e. stock price appreciation, driven by Mr. Bird's leadership.

              The purpose of the award was to provide significant retention benefits, further align the interests of Mr. Bird with those of our stockholders and motivate his continued long-term stewardship of the Company's brand, talent base and reputation. As of the grant date, the equity awards previously granted to Mr. Bird, both prior to and at the time of the Company's initial public offering in 2016, had each fully vested. In light of these prior awards being fully vested, the Board determined that it was desirable and in the best interest of the Company to provide a significant new equity grant to Mr. Bird to continue to provide him with meaningful incentives for sustained performance, the proceeds of which will become available to Mr. Bird over time, and to continue to align Mr. Bird's interests with those of the Company's stockholders. The Board does not intend to provide any additional equity grant to Mr. Bird until at least 2022.

              The stock options vested immediately on June 12, 2018, the grant date, and have a seven-year term. The special option grant has been designed with a focus on retention in the near term and incentives for the next several years, with transferability restrictions lapsing on the fourth anniversary of the grant date, to the extent Mr. Bird remains an employee of the Company on such date, or earlier if he experiences a qualifying termination event or a change in control is consummated prior to such date. If Mr. Bird is not an employee of the Company as of the fourth anniversary of the grant date (other than due to a qualifying termination event and assuming a change in control has not previously been consummated) the underlying shares will be subject to transfer restrictions until the eighth anniversary of the grant date. While the transfer restrictions remain in place, any restricted shares delivered upon exercise of such award are subject to a clawback at the lesser of cost and the then-fair market value of such shares in the event Mr. Bird breaches any restrictive covenants to which he is bound in favor of the Company. By separating award vesting from removal of transfer restrictions, we continue to tie a substantial portion of Mr. Bird's wealth generation opportunity to increased share value over an extended time horizon.

    Fiscal 2019 Equity Award Program – Other Named Executive Officers

              In August 2016, the Board granted performance-based stock options to certain named executive officers in connection with the Company's initial public offering. Such stock options were subject to market-based vesting conditions based on the achievement of specified closing share price targets. No equity awards were issued in fiscal 2018.

              Annual Equity Award Program. Beginning in fiscal 2019, the Board determined to implement an annual equity award program for executive officers and other key employees, other than Mr. Bird, to address retention and incentive objectives. Around the time of such determination, the 2016 awards had

At Home Group
2019 Proxy Statement

been earned in part and were expected to vest in full in the near term (which occurred as of May 23, 2018). The annual equity program includes the grant of restricted stock units (approximately 25% of the annual equity grant in fiscal 2019) and nonqualified stock options (approximately 75% of the annual equity grant in fiscal 2019). The annual equity awards vest in equal installments on each of the first three anniversaries of the applicable grant date, subject to earlier vesting in connection with certain terminations of service within one year of a change in control, as further described in "Named Executive Officer Compensation Tables—Potential Payments Upon Termination or Change in Control as of January 26, 2019".

              Transition Equity Awards. To assist in retention in connection with the transition from the historical use of special equity grants to an annual equity program, the Board granted a one-time special equity award to executive officers and other key employees, other than Mr. Bird, in fiscal 2019 of nonqualified stock options. The transition stock options vest in equal annual installments on each of the third and fourth anniversaries of the grant date, subject to earlier vesting in connection with a change in control, as further described in "Named Executive Officer Compensation Tables—Potential Payments Upon Termination or Change in Control as of January 26, 2019".

At Home Group
2019 Proxy Statement

Key Features and Purposes of Compensation Elements

              The following table sets forth how each component of fiscal 2019 compensation was intended to satisfy one or more of the Board's compensation philosophy and objectives.

Element	Pay Philosophy/Objectives	Components	Key Features
Base Salary

•

Incentivizes achievement of individual performance goals

•

Attracts employees in a competitive market

•

Preserves employee's commitment during downturns in our industry and/or equity markets generally

• Cash-based

•

Initially established in employment agreement

•

Annual review based on peer group benchmarking, with individual levels aligned with experience, knowledge, performance, internal pay equity and future growth

Bonus	• "Pay-for-performance" focus, linking the Company's business strategy and financial performance • Short-term incentive	• Cash-based • Adjusted EBITDA (75% weighted) and comparable store sales growth (25% weighted)	• Bonus target as percentage of base salary • Company performance metrics: • Adjusted EBITDA, 0-170% multiplier • Comparable store sales growth, 0-200% multiplier

Perquisites	• Competitive benefit package to attract and retain executives	• Includes financial planning allowance, annual wellness exam, relocation benefits with related tax-gross up for new hires, and 401k matching contribution	• Specified benefits targeted generally to matters that indirectly benefit the Company

Equity Award – CEO	• "Pay-for-performance" focus, linking the Company's business strategy and stock performance • Align long-term interests with stockholders • Long-term retention and incentive	• 100% stock options	• Immediately vested, with specified long-term transfer restrictions on stock received upon exercise • Board intention not to grant additional equity to CEO until at least 2022

Annual Equity Award – Other Persons

•

"Pay-for-performance" focus, linking the Company's business strategy and stock performance

•

Align long-term interests with stockholders

•

Multiple award types provide diverse incentives – restricted stock units provide full value on grant that serves retention needs, while stock options are solely focused on upside and therefore value creation

		• 25% restricted stock units • 75% stock options	• 3-year pro rata vesting

Transition Equity Award – Other Persons

•

"Pay-for-performance" focus, linking the Company's business strategy and stock performance

•

Align long-term interests with stockholders

•

To assist in retention in connection with the transition from the historical use of special equity grants to an annual equity program

		• 100% stock options	• 50% vested on each of 3rd and 4th anniversaries

Employment Agreements / Severance	• Retention of talent due to significant competition among retail peers	• Inducement benefits including guaranteed bonus, sign-on bonus, and/or equity award in initial hiring year • Severance benefits	• Establishes target compensation in initial year of employment • Non-competition, non-solicitation and confidentiality restrictions

At Home Group
2019 Proxy Statement

Advisors Utilized in Determination of Executive Compensation

Management

              In determining the compensation of named executive officers other than Mr. Bird, the Compensation Committee receives significant input from Mr. Bird, and leadership in the human resources department. Mr. Bird has the most involvement in, and knowledge of, the Company's business goals, strategies and performance, the overall effectiveness of the management team and each person's individual contribution to the Company's performance. Other key leaders also provide valuable context for the Company's human capital management efforts as well as an understanding of peer and general market practices regarding compensation. For each named executive officer other than Mr. Bird, Mr. Bird presents a compensation recommendation, which is reviewed by the Chairperson of the Compensation Committee and presented to such Committee. No person provides input with respect to his or her own compensation. Management also provides the Committee with information regarding the individual's experience, current performance, potential for advancement, and other subjective factors. The Committee retains the discretion to modify the recommendations of management and reviews such recommendations for their reasonableness based on individual and Company performance as well as market information.

              The Compensation Committee works with management to set the agenda for Committee meetings, and Mr. Bird is invited regularly to attend such meetings. The Committee also meets regularly in executive session to discuss compensation issues generally outside the presence of management, as well as to review the performance and determine the compensation of Mr. Bird.

Independent Compensation Consultant

              The Compensation Committee determined to re-engage Pearl Meyer & Partners ("Pearl Meyer") as its independent compensation consultant for fiscal 2019 and approved the terms of such engagement. Representatives of Pearl Meyer are invited to attend various Compensation Committee meetings. Among other matters, Pearl Meyer provided recommendations on an appropriate peer group, peer group benchmarking regarding target annual compensation for all named executive officers, as well as detailed information on alternatives for the design and implementation of the named executive officer compensation program. Pearl Meyer also provided recommendations on inducements for new executives hired in fiscal 2019.

              Fiscal 2019 Peer Group. Based on the advice of Pearl Meyer and members' extensive experience with compensation practices in other businesses, the Compensation Committee determined that the following companies were comparable (based on revenue, revenue growth, market capitalization and industry, as well as subjective considerations such as business fit) for purposes of evaluating the fiscal 2019 compensation program and the target annual compensation for named executive officers. The peer group has been reviewed and updated annually in recent years due to the Company's high-growth rate of revenue and Adjusted EBITDA.

At Home Group
2019 Proxy Statement

• Chico's FAS, Inc.	• Kirkland's Inc.*	• Sleep Number Corporation*
• Dave & Busters Entertainment, Inc.*	• La-Z-Boy Incorporated	• The Container Store Group, Inc.*
• Five Below, Inc.	• Ollie's Bargain Outlet Holdings, Inc.	• The Michaels Companies, Inc.
• Floor & Décor Holdings, Inc.	• Party City Holdco Inc.	• Williams-Sonoma, Inc.
• Haverty Furniture Companies, Inc.	• Pier 1 Imports, Inc.*
• Herman Miller, Inc.	• RH

*Represents companies that were included in the fiscal 2019 peer group, but were removed for the fiscal 2020 peer group. New fiscal 2020 peer group companies include Aaron's Inc., Carter's Inc., DSW Inc. and Ulta Beauty, Inc.

Fiscal 2019 Compensation Determinations

              We compensate our named executive officers through a combination of base salary, annual cash bonuses, sign-on bonuses, long-term equity incentives, and other benefits as described below.

Base Salary

              Base salaries are reviewed on an annual basis. Base salaries for our named executive officers in fiscal 2019 were determined pursuant to the terms of each executive officer's employment agreement, or as otherwise increased at the discretion of the Compensation Committee primarily based on peer group benchmarking as well as internal pay equity and individual performance factors. Base salaries for our named executive officers were not revised in fiscal 2018.

              Mr. Bird and Mr. Nystrom. In fiscal 2019, Mr. Bird and Mr. Nystrom received an annual base salary increase effective March 25, 2018.

              Mr. Knudson and Ms. Fritz. The base salaries of Mr. Knudson and Ms. Fritz were established in connection with their hiring in September 2018 and June 2018, respectively.

              Mr. Corsa and Ms. Sheetz. Mr. Corsa and Ms. Sheetz each received an annual base salary increase effective March 25, 2018, as well as an additional base salary increase effective September 23, 2018. Mr. Corsa's additional increase was due to internal pay equity and benchmarking data, and Ms. Sheetz's additional increase was due to the competitiveness of the local market for her position. Mr. Corsa was promoted to President in March 2019, which promotion did not impact his compensation for fiscal 2019.

At Home Group
2019 Proxy Statement

              The following table sets forth the base salaries in effect for the named executive officers during fiscal 2018 and 2019.

Name	February 2017 – March 2018 ($)	March 2018 – September 2018 ($)	September 2018 – January 2019 ($)

Lewis L. Bird III	700,000	800,000	800,000
Jeffrey R. Knudson	—	450,000	450,000
Judd T. Nystrom	400,000	450,000	450,000
Peter S.G. Corsa	400,000	475,000	500,000
Wendy L. Fritz	—	500,000	500,000
Ashley F. Sheetz	350,000	370,000	400,000

Fiscal 2019 Management Bonus Plan

              Bonus targets are set as percentages of base salaries (based on the base salary actually paid in such fiscal year). In fiscal 2019, the Compensation Committee did not revise the bonus targets as a percentage of base salary, but the dollar amount of the bonus targets increased due to the aforementioned changes in base salaries. The earned bonus is determined by the bonus target multiplied by an earned multiplier based on performance metrics.

              Consistent with recent years, the Compensation Committee set the following two Company performance measures for purposes of payments under the Management Bonus Plan for fiscal 2019: (i) Adjusted EBITDA versus the financial plan for the fiscal year, which comprises 75% of the achievement calculation, and (ii) comparable store sales growth versus the financial plan for the fiscal year, which comprises 25% of the achievement calculation. The achievement multiple for the Adjusted EBITDA component is 50% for threshold performance, 100% for target performance and to 170% for maximum performance. The achievement multiple for the comparable store sales growth component is 50% for threshold performance, 100% for target performance and to 200% for maximum performance. For both components, there is a linear increase in the achievement multiple between threshold and target performance, and a separate but linear increase in the achievement multiple between target and maximum performance.

              The Compensation Committee utilizes the same definitions of Adjusted EBITDA and comparable store sales growth as are used for purposes of the Company's earnings releases furnished to stockholders. Adjusted EBITDA is defined as net income before interest expense, net, loss from early extinguishment of debt, income tax (benefit) provision and depreciation and amortization, adjusted for the impact of certain other items as defined in our debt agreements. In connection with the June 2018 grant of nonqualified stock options to our Chief Executive Officer, as a result of the immediate vesting of the grant, the Company recognized the full amount of the associated non-cash equity compensation expense in the second quarter of fiscal 2019, which is excluded from the Company's calculation of Adjusted EBITDA per the foregoing definition.

              Comparable store sales means the change in period-over-period net sales for the comparable store base, beginning with stores on the second day of the sixteenth full fiscal month following the store's opening. When a store is being relocated or remodeled, the Company excludes sales from that store in the calculation of comparable store sales until the first day of the sixteenth full fiscal month after it reopens. Comparable store sales growth refers to the sum of the increase in comparable store sales for each of the current and preceding fiscal years. Management and the Board use these performance metrics to assess the Company's performance, to evaluate the effectiveness of business strategies, to make budgeting decisions and to compare the Company's performance against that of other peer companies using similar measures.

At Home Group
2019 Proxy Statement

              The following table presents the threshold, target and maximum performance goals, actual performance and the earned bonus multipliers for performance measures for purposes of payments under the fiscal 2019 Management Bonus Plan, with the combined result equal to an earned bonus multiplier of 100.7% for fiscal 2019. Both target performance metrics were established based on the Company's financial plan for fiscal 2019.

	Adjusted EBITDA 75% weighting	Comparable Store Sales Growth 25% weighting
Threshold Performance	$160.9 million	0.10%
Target Performance	$194.4 million	3.5%
Maximum Performance	$216.9 million	6.5%
Actual Performance	$196.0 million	2.68%

Earned Multiplier	78.7%	22.0%

              Mr. Knudson and Ms. Fritz. The earned bonuses for Mr. Knudson and Ms. Fritz were calculated on a pro rata basis based on their hiring date. Further, for fiscal 2019, the Knudson Agreement (as defined below) provided that his annual bonus will not be less than $180,000, conditioned on his continued employment through the payment date of annual bonus amounts. His earned pro rata bonus was not above the guaranteed amount and, therefore, he received $180,000.

The following table sets forth the target and earned bonuses of the named executive officers in fiscal 2019.

Name	% of Base Salary Paid in Fiscal 2019	Earned Bonus ($)

Lewis L. Bird III	100%	786,235
Jeffrey R. Knudson	60%	180,000
Judd T. Nystrom(1)	60%	258,769
Peter S.G. Corsa	60%	282,928
Wendy L. Fritz	60%	174,320
Ashley F. Sheetz	60%	226,807

(1)
Mr. Nystrom's bonus for fiscal 2019 was paid in connection with the Nystrom Separation Agreement (as defined below) and is included in "All Other Compensation" in the Summary Compensation Table.

              Subject to agreement otherwise, an employee must be employed on the bonus payment date to be eligible to receive a bonus. The fiscal 2019 bonus was paid on April 12, 2019.

Sign-on Bonus

              Ms. Fritz. In addition to participation in the fiscal 2019 Management Bonus Plan, Ms. Fritz received a sign-on bonus of $100,000 as of her hire date in fiscal 2019, which was subject to repayment if she resigned or was terminated by the Company without Cause (as defined below) on or before April 12, 2019.

At Home Group
2019 Proxy Statement

Equity Awards

              CEO Equity Award. In lieu of participation in the annual equity program and the transition equity awards noted below, on June 12, 2018, the Board granted options to purchase 1,988,255 shares of common stock to Mr. Bird. The nonqualified stock options vested immediately on June 12, 2018, the grant date, and have a seven-year term. However, the shares resulting from the exercise of the stock options are generally subject to transfer restrictions that lapse on the fourth or eighth anniversary of the grant date, subject to certain service conditions. See "Key Features of Our Executive Compensation Programs – CEO Equity Award" above for more information.

    Fiscal 2019 Equity Award Program – Other Named Executive Officers.

              Annual Equity Award Program. Beginning in fiscal 2019, the Board determined to implement an annual equity award program for executive officers and other key employees, other than Mr. Bird. The annual equity program includes the grant of restricted stock units (approximately 25% of the annual equity grant in fiscal 2019) and nonqualified stock options (approximately 75% of the annual equity grant in fiscal 2019). The number of restricted stock units granted was determined by dividing the dollar value of the annual restricted stock unit award by the closing price of the common stock on the grant date. The number of shares underlying such stock options was determined by dividing the dollar value of the stock option award by the grant date fair value of the stock option on the grant date using the Black-Scholes option pricing model. The annual equity awards vest in equal installments on each of the first three anniversaries of the applicable grant date.

              Transition Equity Awards. To assist in retention in connection with the transition from the historical use of special equity grants to an annual equity program, in fiscal 2019, the Board granted a one-time special equity award of nonqualified stock options to executive officers and other key employees, other than Mr. Bird. The transition stock options vest in equal annual installments on each of the third and fourth anniversaries of the grant date.

              The aggregate grant date fair value of the annual restricted stock units and the annual and transition stock option awards in fiscal 2019 for each named executive officer were as follows.

Name	Annual Restricted Stock Units ($)	Annual Stock Options ($)	Transition Stock Options ($)

Jeffrey R. Knudson	180,005	539,976	1,749,957
Judd T. Nystrom	179,987	540,172	1,750,536
Peter S.G. Corsa	189,991	570,179	2,000,615
Wendy L. Fritz	169,993	510,058	1,500,200
Ashley F. Sheetz	92,502	277,591	750,236

              The Board granted the equity awards to Mr. Nystrom, Mr. Corsa and Ms. Sheetz on April 3, 2018. For Mr. Knudson and Ms. Fritz, the annual equity awards and transition stock options were granted in connection with their hiring.

              See "Potential Payments Upon Termination or Change in Control" for a description of the terms related to the treatment of the fiscal 2019 equity awards granted to the named executive officers (except Mr. Bird) regarding accelerated vesting for a change in control and certain termination events.

At Home Group
2019 Proxy Statement

Other Compensation

              Perquisites. The Company provides each named executive officer with perquisites to indirectly benefit the Company, including a financial planning allowance, an annual wellness exam (with a tax-gross up), and relocation benefits (with a tax-gross up) for new hires. The Compensation Committee believes these benefits are competitive with similarly situated peer companies and are appropriately limited.

              401(k) Plan. The Company maintains, and the named executive officers participate in, a tax-qualified 401(k) retirement savings plan. Each participant may contribute to the plan through payroll deductions, up to 100% of his or her salary and bonus limited to the maximum allowed by the Internal Revenue Service regulations. The Company provides employer "safe harbor" matching contributions to all participants, including the named executive officers, equal to 100% of salary deferrals up to 3% of a participant's compensation and 50% of salary deferrals thereafter up to 5% of a participant's compensation.

Employment Agreements and Severance Agreement

              Employment Agreements. During fiscal 2019, the Company was party to employment agreements with each of the named executive officers. See "Named Executive Officer Compensation Tables – Summary Compensation Table for Fiscal 2019, 2018 and 2017 – Narrative to Summary Compensation Table" and "—Potential Payments Upon Termination or Change in Control" for a description of the material terms of the employment agreements, including specified payments in connection with certain termination events.

              In fiscal 2019, Mr. Knudson and Ms. Fritz each entered into employment agreements with the Company in connection with their respective employment.

              Severance Agreement – Mr. Nystrom. Mr. Nystrom resigned as Chief Financial Officer effective September 28, 2018, and remained as an employee of the Company through January 2, 2019. In connection with his resignation, he executed the Nystrom Separation Agreement. Pursuant to the Nystrom Separation Agreement, Mr. Nystrom received $37,500 per month through the termination date and severance in the aggregate amount of $2,258,769, consisting of:

  •
  $258,769, representing an unprorated bonus for fiscal 2019 based on Mr. Nystrom's target bonus percentage and in consideration of actual performance, as determined in the same manner as annual bonuses for other executive officers for fiscal 2019 were determined by the Compensation Committee in accordance with the Management Bonus Plan.

  •
  $2 million, upon confirmation that Mr. Nystrom fulfilled his transition responsibilities and upon a release of claims, which was paid in full on February 1, 2019.

              In addition, Mr. Nystrom's outstanding equity incentive grants will continue to be governed by the terms and conditions of the Company's various equity incentive award agreements. See "Named Executive Officer Compensation Tables – Potential Payments Upon Termination or Change in Control as of January 26, 2019 – 2016 Equity Plan" for further information regarding Mr. Nystrom's outstanding equity awards.

At Home Group
2019 Proxy Statement

Other Equity-Related Policies

Executive Officer Equity Ownership Guidelines

              The Compensation Committee adopted executive officer equity ownership guidelines in February 2019 to further align the interests of stockholders and executives. Executive officers are expected to achieve and maintain ownership of equity with a total value equal to a multiple of such executive's base salary as follows:

  •
  Chief Executive Officer – 5x

  •
  Chief Operating Officer, Chief Financial Officer and Chief Marketing Officer – 3x

  •
  All other executive officers – 1x

              Executives are expected to initially satisfy such guidelines within a five-year initial compliance period. As of the Record Date, all executive officers in service were either in compliance with the guidelines or within the compliance period and making appropriate progress. The current guidelines are available on our website at investor.athome.com.

Timing and Pricing of Equity-Based Grants

              The Compensation Committee and the Board do not coordinate the timing of equity-based grants to executive officers with the release of material non-public information. Annual equity grants are generally made in the first quarter of each fiscal year during an open window period; new hire equity grants are generally made as of the hire date.

              In accordance with the 2016 Equity Plan, the exercise price of each option is the closing price for the Company's common stock on the date approved by the Compensation Committee or the Board to be the grant date (which date is not earlier than the date the Compensation Committee or the Board approved such grant). Except in connection with certain changes in capitalization or a corporate transaction involving the Company, the Compensation Committee may not take actions that would constitute a repricing of stock options or SARs without satisfying the applicable stockholder approval requirements of NYSE. In particular, the 2016 Equity Plan prohibits direct repricings (lowering the exercise price of a stock option or the base price of a SAR) and indirect repricings (cancelling an outstanding stock option or SAR and granting a replacement or substitute stock option or SAR with a lower exercise or base price, or otherwise exchanging such awards for cash, stock options, SARs or other award).

Tax and Accounting Implications

Deductibility of Executive Compensation

              Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally prohibits public companies from taking a tax deduction for compensation paid in excess of $1,000,000 to certain executive officers. Prior to its amendment as implemented by the Tax Cuts and Jobs Act of 2017 (the "Tax Act"), Section 162(m) of the Code provided an exception from the compensation deduction limitations for compensation that was considered "qualified performance-based compensation" under the applicable regulations. Section 162(m) of the Code also provides that a company that becomes public in

At Home Group
2019 Proxy Statement

connection with an initial public offering is exempt from applying the compensation deduction limitations for a specified period of time following its initial public offering (the "IPO Transition Period"). The Tax Act's amendment of Section 162(m) of the Code, among other things, eliminated, beginning in 2018, the exception to the compensation deduction limitations for "qualified performance-based compensation," other than in limited circumstances. The IPO Transition Period was not impacted by the Tax Act's amendments to Section 162(m) of the Code.

              The Company completed its initial public offering in August 2016 and is currently operating within its IPO Transition Period with respect to its amended and restated annual bonus plan (the "Annual Bonus Plan"). The IPO Transition Period with respect to the 2016 Equity Plan ended in fiscal 2019. While the 2016 Equity Plan currently includes certain provisions that had been intended to allow the Compensation Committee, following the expiration of the Company's IPO Transition Period, to grant awards that could be considered "qualified performance-based compensation" for purposes of Section 162(m) of the Code, the Tax Act's amendments to Section 162(m) of the Code have made these provisions inapplicable for such purposes. Accordingly, any performance awards granted under the 2016 Equity Plan following the expiration of the Company's IPO Transition Period to employees covered by Section 162(m) of the Code, as amended, will be subject to the compensation deduction limitations set forth in Section 162(m) of the Code. Although the Annual Bonus Plan and the 2016 Equity Plan were designed with tax considerations in mind, the Compensation Committee retains the flexibility to authorize compensation that may not be deductible if the Compensation Committee believes doing so is in the best interests of the Company.

Nonqualified Deferred Compensation

              Section 409A of the Code generally imposes an additional 20% income tax, as well as interest and penalties, on recipients of deferred compensation that does not comply with Section 409A of the Code. "Deferred compensation" for this purpose generally consists of compensation to which an individual has a legally binding right in a taxable year and which is to be paid in a later taxable year. In addition to the taxes, interest and penalties, deferred compensation that does not comply with Section 409A of the Code may be required to be taken into income earlier than is intended. The Company believes that its compensation arrangements comply with, or are exempt from, the requirements of Section 409A.

Change in Control Payments

              If a company makes "parachute payments," Section 280G of the Code prohibits the company from deducting the portion of the parachute payments constituting "excess parachute payments" and Section 4999 of the Code imposes on a "disqualified individual" a 20% excise tax on the excess parachute payments. For this purpose, parachute payments generally are defined as payments to disqualified individuals that are contingent upon a change in control in an amount equal to or greater than three times the disqualified individual's base amount (i.e. in general, the five-year average Form W-2 compensation). The excess parachute payments, which are nondeductible and subject to a 20% excise tax, equal the portion of the parachute payments that exceeds one times the disqualified individual's base amount.

              Each of the named executive officers has an employment agreement with the Company that entitles him or her to payments upon the termination of his or her employment, including in connection with a change of control that may qualify as excess parachute payments. The Company's 2016 Equity Plan may entitle participants to payments in connection with a change in control that may result in excess parachute payments. In accordance with the Bird Agreement (as defined below) and the equity award agreements with each of the other named executive officers, if any payments or benefits to which he or she would be entitled to receive pursuant to the terms of the applicable agreement or otherwise in connection with a change in the ownership or effective control of the Company would result in all or a portion of such

At Home Group
2019 Proxy Statement

payments or benefits being deemed "parachute payments" under Section 280G of the Code and the excise tax imposed by Section 4999 of the Code, such payments and benefits will be reduced to the minimum extent necessary so that they would not result in the imposition of an excise tax under Section 4999 of the Code, provided that no reduction will be made if the named executive officer would receive a greater net after-tax amount absent such reduction.

Other

              The Company does not pay tax gross-ups or other reimbursement payments with respect to the excise tax imposed on any person as a result of the application of Sections 4999 or 409A of the Code.

At Home Group
2019 Proxy Statement

COMPENSATION COMMITTEE REPORT

              The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis in this Proxy Statement with management, including the Chief Executive Officer. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's Annual Report and this Proxy Statement for the Annual Meeting.

              This report has been furnished by the members of the Compensation Committee of the Board:

Compensation Committee
Larry D. Stone, Chair Elisabeth B. Charles Philip L. Francis

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

              None of the members of the Compensation Committee is or has been an officer or an employee of the Company. None of our executive officers serves, or since the beginning of fiscal 2019 has served, as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee.

At Home Group
2019 Proxy Statement

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

Summary Compensation Table for Fiscal 2019, 2018 and 2017

              The following table sets forth the compensation paid to or earned by the named executive officers that is attributable to services performed during the fiscal years ended January 26, 2019, January 27, 2018, and January 28, 2017.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Lewis L. Bird III	2019	784,615	—	—	41,474,999	786,235	43,941	43,089,790
Chairman and	2018	700,000	—	—	—	935,200	37,042	1,672,242
Chief Executive Officer	2017	700,000	—	—	7,934,319	800,100	71,749	9,506,168

Jeffrey R. Knudson Chief Financial Officer	2019	148,875	180,000	180,005	2,289,933	—	54,817	2,853,630
Judd T. Nystrom	2019	412,899	—	179,987	2,290,708	—	2,286,814	5,170,408
Former Chief	2018	400,000	—	—	—	320,640	26,244	746,884
Financial Officer	2017	400,000	—	—	2,578,654	274,320	36,553	3,289,527
Peter S.G. Corsa	2019	472,115	—	189,991	2,570,794	282,928	27,459	3,543,287
Chief Operating	2018	400,000	—	—	—	320,640	26,469	747,109
Officer and President	2017	392,308	—	—	1,983,580	267,726	35,792	2,679,406
Wendy L. Fritz Chief Merchandising Officer	2019	307,745	100,000	169,993	2,010,258	174,320	94,457	2,856,773
Ashley F. Sheetz Chief Marketing Officer	2019	377,308	—	92,502	1,027,827	226,807	32,367	1,756,811

(1)
Represents the aggregate grant date fair value of stock awards, equal to the closing price of the Company's common stock on the grant date multiplied by the number of shares of common stock subject to the award, in accordance with ASC 718. All stock awards in fiscal 2019 were restricted stock units granted under the 2016 Equity Plan.
(2)
Represents the aggregate grant date fair value of stock options in accordance with ASC 718. All option awards in fiscal 2019 were granted under the 2016 Equity Plan. The Company uses the Black-Scholes option pricing model to determine the grant date fair value of stock options, including valuation assumptions that are specified in Note 15—Stock-Based Compensation of our financial statements included in our annual report on Form 10-K for fiscal 2019 filed with the SEC on March 27, 2019.
(3)
For fiscal 2019, represents annual performance bonuses earned pursuant to the Management Bonus Plan, which were paid on April 12, 2019.
(4)
For fiscal 2019, all other compensation includes the following: (a) financial planning allowance for Mr. Bird ($25,000) as well as Mr. Knudson, Mr. Corsa, Ms. Fritz, and Ms. Sheetz; (b) non-cash relocation benefits and related tax gross-up for Mr. Knudson ($39,623) and Ms. Fritz ($78,294); (c) group term life insurance premiums for all named executive officers; (d) an annual wellness exam for Mr. Bird, Mr. Nystrom and Ms. Sheetz, and related tax gross-up; (e) Company contributions to the health savings account of Mr. Nystrom and Ms. Fritz; (f) Company contributions to the 401(k) of Mr. Bird ($11,462), Mr. Nystrom ($20,354), Mr. Corsa ($11,462), and Ms. Sheetz ($11,231); and (g) severance to Mr. Nystrom ($2,258,769) in aggregate in connection with his resignation as Chief Financial Officer.

At Home Group
2019 Proxy Statement

Narrative Disclosure to Summary Compensation Table

Elements of Compensation

              We compensate our named executive officers through a combination of base salary, sign-on bonuses, cash incentives, long-term equity incentives, and other benefits as described below. See "Compensation Discussion and Analysis" for information regarding the target annual compensation and earned compensation for each named executive officer in fiscal 2019.

Appointments and Resignations

              Mr. Knudson.  Mr. Knudson was appointed Chief Financial Officer effective September 28, 2018. Mr. Knudson executed the Knudson Agreement (see "—Employment Agreements" below) in connection with his appointment.

              Mr. Nystrom.  Mr. Nystrom resigned as Chief Financial Officer effective September 28, 2018, and remained as an employee of the Company through January 2, 2019. The table includes all amounts earned during his employment with the Company. In connection with his resignation, he executed the Nystrom Separation Agreement and received severance as more fully described below in "—All Other Compensation".

              Mr. Corsa.  Mr. Corsa was promoted to President in March 2019, which promotion did not impact his compensation for fiscal 2019.

              Ms. Fritz.  Ms. Fritz was appointed Chief Merchandising Officer effective June 18, 2018. Ms. Fritz executed the Fritz Agreement (see "—Employment Agreements" below) in connection with her appointment.

New Named Executive Officer

              Ms. Sheetz.  Ms. Sheetz is a new named executive officer of the Company for fiscal 2019 and therefore, in accordance with SEC rules, only fiscal 2019 compensation information is presented.

Base Salary

              Base salaries for our named executive officers in fiscal 2017, 2018 and 2019 were determined pursuant to the terms of each executive officer's employment agreement, or as otherwise increased at the discretion of the Compensation Committee.

Bonus

              Mr. Knudson.  Pursuant to the terms of the Knudson Agreement, his fiscal 2019 bonus would be pro-rated and have a minimum payout of $180,000. Such minimum bonus is included in the "Bonus" column, and he did not earn an amount above such guarantee.

              Ms. Fritz.  Ms. Fritz received a sign-on bonus as of her hire date in fiscal 2019, subject to repayment if she resigns or is terminated by the Company without Cause on or before April 12, 2019.

At Home Group
2019 Proxy Statement

Stock Awards

              Annual Restricted Stock Units.  Beginning in fiscal 2019, the Compensation Committee implemented an annual equity grant program for executive officers and other key employees, other than Mr. Bird, which included the grant of service-based restricted stock units. Based on the grant date fair value, the restricted stock units represented approximately 25% of the annual equity grant in fiscal 2019.

Option Awards

              Fiscal 2017.  The Compensation Committee granted performance-based nonqualified stock options to certain named executive officers in connection with the Company's initial public offering on August 3, 2016. Such stock options were subject to market-based vesting conditions based on the achievement of specified closing share price targets for a period of at least 20 consecutive trading days, disregarding the six-month period immediately following the date of grant, and subject to the executive's continued employment with the Company through the applicable vesting date.

              Fiscal 2018.  No stock options were granted in fiscal 2018 to named executive officers.

              Fiscal 2019 – CEO Option Award.  In lieu of participation in the annual equity program and the transition equity awards noted below, the Board granted options to purchase 1,988,255 shares of common stock to Mr. Bird. The nonqualified stock options vested immediately on June 12, 2018, the grant date, and have a seven-year term. However, the shares resulting from the exercise of the stock options are generally subject to transfer restrictions that lapse on the fourth or eighth anniversary of the grant date, subject to certain service conditions.

              Fiscal 2019 – Other Named Executive Officers – Annual and Special Option Awards.  Beginning in fiscal 2019, the Board implemented an annual equity grant program for executive officers and other key employees, other than Mr. Bird, which included the grant of service-based, nonqualified stock options. In addition, in fiscal 2019, the Board granted a one-time special equity award to executive officers and other key employees, other than Mr. Bird, consisting of service-based, nonqualified stock option awards. Each of these option awards vests in equal installments on each of the third and fourth anniversaries of the applicable grant date, subject to such person's continued employment on each vesting date. Based on the grant date fair value, the stock options represented approximately 75% of the annual equity grant in fiscal 2019.

Non-Equity Incentive Plan Compensation

              Bonus targets are set as percentages of base salaries (based on the base salary actually earned in such fiscal year), and the earned bonus is determined by the bonus target multiplied by an achievement multiple. The achievement multiples for bonuses in fiscal 2017, 2018 and 2019 were 114.3%, 133.6% and 100.7% in the aggregate.

              Mr. Nystrom.  Mr. Nystrom's bonus for fiscal 2019 was paid in connection with the Nystrom Separation Agreement and is included in the table under "All Other Compensation," as described below.

At Home Group
2019 Proxy Statement

All Other Compensation

              401(k) Plan.  The Company maintains, and the named executive officers participate in, a tax-qualified 401(k) retirement savings plan. Each participant may contribute to the plan through payroll deductions, up to 100% of his or her salary and bonus limited to the maximum allowed by the Internal Revenue Service regulations. We provide employer "safe harbor" matching contributions to all participants, including the named executive officers, equal to 100% of salary deferrals up to 3% of a participant's compensation and 50% of salary deferrals thereafter up to 5% of a participant's compensation.

              Severance Agreement – Nystrom.  Pursuant to the Nystrom Separation Agreement, Mr. Nystrom received $37,500 per month through the termination date and severance in the aggregate amount of $2,258,769, consisting of:

  •
  $258,769, representing an unprorated bonus for fiscal 2019 based on Mr. Nystrom's target bonus percentage and in consideration of actual performance, as determined in the same manner as annual bonuses for other executive officers for fiscal 2019 were determined by the Compensation Committee in accordance with the Management Bonus Plan.

  •
  $2 million, upon confirmation that Mr. Nystrom fulfilled his transition responsibilities and upon a release of claims, which was paid in full on February 1, 2019.

              In addition, Mr. Nystrom's outstanding equity incentive grants will continue to be governed by the terms and conditions of the Company's various equity incentive award agreements. No amount is included in "All Other Compensation" regarding such treatment of outstanding equity awards.

Employment Agreements and Severance Agreement

              During fiscal 2019, the Company was party to employment agreements with each of the named executive officers. The following summary details the material terms of the employment agreements. Each employment agreement continues for an indefinite term, subject to termination by either party, other than for Cause, upon prior written notice, as set forth in the applicable agreement. In addition, each agreement provides that such named executive officer is eligible to participate in all benefit programs for which other senior executives of the Company are generally eligible. See "—Potential Payments Upon Termination or Change in Control" for a description of the material terms of the employment agreements that provide for specified payments in connection with certain termination events and the Nystrom Separation Agreement.

    Chief Executive Officer – Lewis L. Bird III

              On November 15, 2012, the Company entered into an employment agreement with Mr. Bird (as amended, the "Bird Agreement") to serve as Chief Executive Officer of the Company. The Bird Agreement provides that Mr. Bird had an initial annual base salary of $550,000, subject to increase (but not decrease) at the discretion of the Board. Mr. Bird is also eligible to receive an annual bonus of up to $1,105,000 with a target annual bonus equal to $650,000. The Bird Agreement also provides that Mr. Bird is entitled to reimbursement of up to $15,000 per year for financial planning expenses.

At Home Group
2019 Proxy Statement

    Chief Financial Officer – Jeffrey R. Knudson

              On November 8, 2018, the Company entered into an employment agreement with Mr. Knudson (the "Knudson Agreement") to serve as Chief Financial Officer of the Company. The Knudson Agreement provides Mr. Knudson has an initial base salary of $450,000, subject to annual review and adjustment at the discretion of the Board. Mr. Knudson is also eligible to receive an annual bonus of up to 100% of his annual base salary, with a target annual bonus equal to 60% of his annual base salary. For fiscal 2019, Mr. Knudson's annual bonus will not be less than $180,000, conditioned on his continued employment through the payment date of annual bonus amounts.

    Former Chief Financial Officer – Judd T. Nystrom

              On January 25, 2013, the Company entered into an employment agreement with Mr. Nystrom (as amended, the "Nystrom Agreement") to serve as Chief Financial Officer of the Company. The Nystrom Agreement provides that Mr. Nystrom was to receive an initial annual base salary of $325,000, subject to increase (but not decrease) at the discretion of the Board. He is also eligible to receive an annual bonus of up to 100% of his annual base salary, with a target annual bonus equal to 60% of his annual base salary.

              On June 7, 2018, the Nystrom Agreement was amended to provide that, if Mr. Nystrom resigns his employment with the Company, with or without Good Reason (as defined below), and he reasonably cooperates with the Company and is reasonably available to the Company with respect to matters arising out of his service to the Company, the Compensation Committee may, in its sole discretion, provide Mr. Nystrom with a cash payment in an amount up to $2 million in consideration of his cooperation and availability. See "—All Other Compensation" above regarding Mr. Nystrom's severance payments in connection with his resignation in fiscal 2019.

    Chief Operating Officer and President – Peter S.G. Corsa

              On February 2, 2013, the Company entered into an employment agreement with Mr. Corsa (the "Corsa Agreement") to serve as Chief Stores Officer of the Company. Mr. Corsa was promoted to Chief Operating Officer of the Company in December 2016 and to President of the Company in March 2019. The Corsa Agreement provides that Mr. Corsa was to receive an initial annual base salary of $325,000, subject to increase (but not decrease) at the discretion of the Board. He is also eligible to receive an annual bonus of up to 100% of his annual base salary, with a target annual bonus equal to 60% of his annual base salary.

    Chief Merchandising Officer – Wendy L. Fritz

              On June 18, 2018, the Company entered into an employment agreement with Ms. Fritz (the "Fritz Agreement") to serve as Chief Merchandising Officer of the Company. The Fritz Agreement provides Ms. Fritz with a base salary of $500,000, subject to annual review and adjustment at the discretion of the Board. In addition to receiving a $100,000 signing bonus (which is subject to repayment if she resigns or is terminated by the Company without Cause on or before April 12, 2019), Ms. Fritz is eligible to receive an annual bonus of up to 100% of her annual base salary, with a target annual bonus equal to 60% of her annual base salary.

At Home Group
2019 Proxy Statement

    Chief Marketing Officer – Ashley F. Sheetz

              On March 22, 2018, the Company entered into an employment agreement with Ms. Sheetz (the "Sheetz Agreement") to continue to serve as Chief Marketing Officer of the Company. The Sheetz Agreement provides that Ms. Sheetz was to receive an annual base salary of $350,000, subject to increase (but not decrease) at the discretion of the Board. She is also eligible to receive an annual bonus of up to 100% of her annual base salary, with a target annual bonus equal to 60% of her annual base salary.

At Home Group
2019 Proxy Statement

Grants of Plan-Based Awards in Fiscal 2019

              The following table provides information about equity and non-equity awards granted to the named executive officers in fiscal 2019. All equity awards were made under the 2016 Equity Plan.

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			All Other Stock	All Other Option		Grant Date

Name	Grant Date	Board Approval Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Awards: Number of Shares of Stock or Units (#)	Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Fair Value of Stock and Option Awards ($)(6)

Lewis L. Bird III	—	—	(1)	390,385	780,769	1,385,865	—	—	—	—
	6/12/2018	6/7/18	(2)	—	—	—	—	1,988,255	38.35	41,474,999
Jeffrey R. Knudson	—	—	(1)	39,470	78,940	140,119	—	—	—	—
	9/28/2018	8/27/18	(3)	—	—	—	5,709	—	—	180,005
	9/28/2018	8/27/18	(4)	—	—	—	—	34,306	31.53	539,976
	9/28/2018	8/27/18	(5)	—	—	—	—	111,179	31.53	1,749,957
Judd T. Nystrom	—	—	(1)	128,485	256,970	456,122	—	—	—	—
	4/3/2018	4/3/2018	(3)	—	—	—	5,703	—	—	179,987
	4/3/2018	4/3/2018	(4)	—	—	—	—	36,597	31.56	540,172
	4/3/2018	4/3/2018	(5)	—	—	—	—	118,600	31.56	1,750,536
Peter S.G. Corsa	—	—	(1)	140,481	280,962	498,707	—	—	—	—
	4/3/2018	4/3/2018	(3)	—	—	—	6,020	—	—	189,991
	4/3/2018	4/3/2018	(4)	—	—	—	—	38,630	31.56	570,179
	4/3/2018	4/3/2018	(5)	—	—	—	—	135,543	31.56	2,000,615
Wendy L. Fritz	—	—	(1)	86,554	173,109	307,268	—	—	—	—
	6/18/2018	6/7/18	(3)	—	—	—	4,555	—	—	169,993
	6/18/2018	6/7/18	(4)	—	—	—	—	28,180	37.32	510,058
	6/18/2018	6/7/18	(5)	—	—	—	—	82,884	37.32	1,500,200
Ashley F. Sheetz	—	—	(1)	112,615	225,231	399,785	—	—	—	—
	4/3/2018	4/3/2018	(3)	—	—	—	2,931	—	—	92,502
	4/3/2018	4/3/2018	(4)	—	—	—	—	18,807	31.56	277,591
	4/3/2018	4/3/2018	(5)	—	—	—	—	50,829	31.56	750,236

(1)
Represents the potential payouts for fiscal 2019 under the Management Bonus Plan.

(2)
Represents the special option award to Mr. Bird.

(3)
Represents the annual grant of restricted stock units.

(4)
Represents the annual grants of stock options.

(5)
Represents the special transition grant of stock options.

(6)
See notes 1 and 2 to the Summary Compensation Table for information regarding the grant date fair value. Each stock option granted in fiscal 2019 in the above table had a grant date fair value as follows: April 3, $14.76; June 12, $20.86; June 18, $18.10; and September 28, $15.74. Each restricted stock unit granted in fiscal 2019 in the above table had a grant date fair value as follows: April 3, $31.56; June 18, $37.32; and September 28, $31.53.

At Home Group
2019 Proxy Statement

Narrative Disclosure to Grants of Plan-Based Awards in Fiscal 2019 Table

Fiscal 2019 Management Bonus Plan

              Bonus targets are set as percentages of base salaries (based on the base salary actually earned in such fiscal year), and the earned bonus is determined by the bonus target multiplied by an achievement multiple. The Compensation Committee set the following two Company performance measures for purposes of payments under the Management Bonus Plan for fiscal 2019: (i) Adjusted EBITDA versus the financial plan for the fiscal year, which comprises 75% of the achievement calculation, and (ii) comparable store sales growth versus the financial plan for the fiscal year, which comprises 25% of the achievement calculation. The achievement multiple for the Adjusted EBITDA component is 50% for threshold performance, 100% for target performance and to 170% for maximum performance. The achievement multiple for the comparable store sales growth component is 50% for threshold performance, 100% for target performance and to 200% for maximum performance. For both components, there is a linear increase in the achievement multiple between threshold and target performance, and a separate but linear increase in the achievement multiple between target and maximum performance. The achievement multiple for the target bonus in fiscal 2019 was 100.7% in aggregate. Earned bonus amounts for fiscal 2019 were approved by the Compensation Committee on March 25, 2019; such amounts generally are reported in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

Stock Awards

              Annual Restricted Stock Units. Beginning in fiscal 2019, the Compensation Committee implemented an annual equity grant program for executive officers and other key employees, other than Mr. Bird, which included the grant of restricted stock units. The number of restricted stock units granted was determined by dividing the dollar value of the annual restricted stock unit award by the closing price of the common stock on the grant date. Based on the grant date fair value, the restricted stock units represented approximately 25% of the annual equity grant in fiscal 2019. Each restricted stock unit represents the right to receive upon vesting one share of the Company's common stock. Each of these restricted stock unit awards vests in equal annual installments on each of the first three anniversaries of the applicable grant date, subject to such person's continued employment on each vesting date.

Option Awards

              Each stock option represents the right to acquire one share of the Company's common stock upon vesting and payment of the exercise price. The number of shares underlying such stock options was determined by dividing the dollar value of the stock option award by the grant date fair value of the stock option on the grant date.

              CEO Option Award. In lieu of participation in the annual equity program and the transition equity awards noted below, the Board granted options to purchase 1,988,255 shares of stock to Mr. Bird. The nonqualified stock options vested immediately on the grant date and have a seven-year term. However, the shares resulting from the exercise of the stock options are generally subject to transfer restrictions that lapse on the fourth or eighth anniversary of the grant date, subject to certain service conditions. See "Potential Payments Upon Termination or Change in Control" for further description of these transfer restrictions.

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2019 Proxy Statement

              Other Named Executive Officers – Annual and Special Option Awards. Beginning in fiscal 2019, the Board implemented an annual equity grant program for executive officers and other key employees, which included the grant of service-based, nonqualified stock options. Based on the grant date fair value, the stock options represented approximately 75% of the annual equity grant in fiscal 2019. Each of these stock option awards vests in equal annual installments on each of the first three anniversaries of the applicable grant date, subject to such person's continued employment on each vesting date.

              In addition, in fiscal 2019, the Board granted a one-time special equity award to executive officers and other key employees, other than Mr. Bird, consisting of service-based, nonqualified stock option awards to assist in retention in connection with the transition from the historical use of special equity grants to an annual equity program. Each of these stock option awards vests in equal installments on each of the third and fourth anniversaries of the applicable grant date, subject to such person's continued employment on each vesting date.

Material Modifications in Fiscal 2019 to Fiscal 2019 Equity Awards

              See "Potential Payments Upon Termination or Change in Control" for a description of an amendment to the fiscal 2019 equity awards to the named executive officers (except Mr. Bird) regarding accelerated vesting for a change in control.

At Home Group
2019 Proxy Statement

Outstanding Equity Awards at January 26, 2019

              The following table summarizes the number of securities underlying the equity awards held by each of the named executive officers as of the fiscal year ended January 26, 2019:

		Option Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(7)

Lewis L. Bird III	11/26/2012(1)	1,530,938	—	9.75	11/26/2022	—	—
	8/3/2016(2)	991,480	—	15.00	8/3/2023	—	—
	6/12/2018(3)	1,988,255	—	38.35	6/12/2025	—	—
Jeffrey R. Knudson	9/28/2018(4)	—	—	—	—	5,709	128,053
	9/28/2018(4)	—	34,306	31.53	9/28/2025	—	—
	9/28/2018(5)	—	111,179	31.53	9/28/2025	—	—
Judd T. Nystrom(8)	6/3/2014(6)	21,146	—	9.75	5/9/2019	—	—
	8/3/2016(2)	322,231	—	15.00	6/21/2019	—	—
Peter S.G. Corsa	1/10/2013(1)	172,117	—	9.75	1/10/2023	—	—
	6/3/2014(6)	84,712	—	9.75	6/3/2024	—	—
	8/3/2016(2)	247,870	—	15.00	8/3/2023	—	—
	4/3/2018(4)	—	—	—	—	6,020	135,029
	4/3/2018(4)	—	38,630	31.56	4/3/2025	—	—
	4/3/2018(5)	—	135,543	31.56	4/3/2025	—	—
Wendy L. Fritz	6/18/2018(4)	—	—	—	—	4,555	102,169
	6/18/2018(4)	—	28,180	37.32	6/18/2025	—	—
	6/18/2018(5)	—	82,884	37.32	6/18/2025	—	—
Ashley F. Sheetz	1/27/2017(2)	49,574	—	15.77	1/27/2024	—	—
	1/27/2017(6)	28,227	84,679	15.77	1/27/2027	—	—
	4/3/2018(4)	—	—	—	—	2,931	65,742
	4/3/2018(4)	—	18,807	31.56	4/3/2025	—	—
	4/3/2018(5)	—	50,829	31.56	4/3/2025	—	—

(1)
Each of these option awards was originally scheduled to vest in equal annual installments on each of the first four anniversaries of the applicable grant date; however, the option awards were amended as of December 4, 2012, February 18, 2013, and March 25, 2013, for each of Messrs. Bird, Nystrom and Corsa, respectively, to vest in equal annual installments on each of the first four anniversaries of the applicable option award amendment date and are currently fully vested.

(2)
These stock options vest based upon achievement of a closing price per share of the Company's common stock for a period of at least 20 consecutive trading days, disregarding the six-month period immediately following the date of grant, as follows: (i) 25% upon at least $25.75 per share, (ii) 50% upon at least $28.60 per share, (iii) 75% upon at least $31.48 per share, and (iv) 100% upon at least $34.33 per share, subject to the optionee's continued employment with the Company through the applicable vesting date. As of January 26, 2019, all of the performance hurdles have been achieved and 100% of each executive's grant has vested.

(3)
Immediately vested upon grant. However, the shares resulting from the exercise of the stock options are generally subject to transfer restrictions that lapse on the fourth or eighth anniversary of the grant date, subject to certain service conditions.

(4)
Each of these restricted stock unit and stock option awards vests in equal annual installments on each of the first three anniversaries of the applicable grant date, subject generally to such person's continued employment on each vesting date.

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2019 Proxy Statement

(5)
Each of these stock option awards vests in equal annual installments on each of the third and fourth anniversaries of the applicable grant date subject generally to such person's continued employment on each vesting date.

(6)
Each of these stock option awards vests in equal annual installments on each of the first four anniversaries of the applicable grant date, subject to such person's continued employment on each vesting date.

(7)
Based upon the closing price of the Company's common stock on the NYSE on January 25, 2019 ($22.43).

(8)
Following Mr. Nystrom's termination from the Company as of January 2, 2019, his awards granted in April 2018 were forfeited, while the remaining stock options granted in 2014 remained exercisable for 45 days and those granted in 2016 remain exercisable for 90 days after such termination date (subject to extension if all or a portion of such period is during a time that the stock options may not be exercised due to applicable law, a blackout period, a lock-up arrangement or similar circumstance).

Option Exercises and Stock Vested in Fiscal 2019

              The following table provides information about the value realized by the named executive officers on the exercise of stock options in fiscal 2019. There were no stock awards that vested in fiscal 2019.

	Option Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)

Lewis L. Bird III	529,360	12,636,266
Jeffrey R. Knudson	—	—
Judd T. Nystrom	427,579	10,646,705
Peter S.G. Corsa	234,600	5,548,024
Wendy L. Fritz	—	—
Ashley F. Sheetz	—	—

(1)
The value realized is based on the number of stock options exercised multiplied by the difference between (A) the closing price of the Company's common stock on the NYSE on the exercise date and (B) the exercise price.

Potential Payments Upon Termination or Change in Control as of January 26, 2019

              The following section describes and quantifies potential payments and benefits to the named executive officers under the Company's compensation and benefit plans and arrangements upon termination of employment or a change in control of the Company as of January 26, 2019.

Employment Agreements with Continuing Named Executive Officers

              Except for Mr. Nystrom, each of the named executive officers was party to an employment agreement as of January 26, 2019 that provides for specified payments in connection with certain termination events, as set forth below. For additional information on the material terms of the employment agreements, see "Named Executive Officer Compensation Tables–Narrative Disclosure to Summary Compensation Table."

              Accrued Amounts. Upon any termination of employment, each of the named executive officers is entitled to payment of any earned but unpaid base salary, accrued but unused paid time off (if required by applicable law to be paid upon termination), vested benefits in accordance with the applicable employee benefit plan and unreimbursed business expenses.

At Home Group
2019 Proxy Statement

              Accrued Bonus – Mr. Bird, Mr. Corsa and Ms. Sheetz. Except for terminations by the Company for Cause, each of Mr. Bird, Mr. Corsa, and Ms. Sheetz are entitled to any earned but unpaid annual bonus for fiscal years completed prior to the termination date. Upon any termination of Mr. Bird's employment, other than for Cause or due to resignation without Good Reason, that occurs after the 90th day of a fiscal year, Mr. Bird is entitled to a pro rata bonus for the year of termination based on performance through the end of the month preceding termination and an adjusted performance target, prorated based on the number of days worked in the fiscal year of termination.

              Severance Payment. Upon a termination of employment of any named executive officer other than for Cause, death, or disability, or for Messrs. Bird and Corsa and Ms. Sheetz, upon a termination for Good Reason, our named executive officers are each entitled to severance payments, payable over the twelve month period following termination of employment, in an amount equal to:

  •
  Mr. Bird.  The sum of his annual base salary plus target bonus in effect immediately prior to the termination date.

    o
    Mr. Bird also is entitled to an additional lump sum payment if he is terminated without Cause or resigns for Good Reason within six months before a Change of Control at the request of the buyer or within one year following a Change of Control, in an amount equal to the sum of his annual base salary plus target bonus opportunity, payable on the later of the date of the change of control or the date when the initial payment of his standard severance payments is made.

  •
  Mr. Corsa and Ms. Sheetz.  Such employee's annual base salary in effect immediately prior to the termination date, and the full annual bonus to which such employee would have been entitled for the year of termination had the employee remained employed, based on actual performance and paid at the same time as annual bonuses are ordinarily paid.

  •
  Mr. Knudson and Ms. Fritz.  Such employee's annual base salary in effect immediately prior to the termination date.

              Restrictive Covenants. Each employment agreement includes restrictive covenants providing for non-competition, non-solicitation of employees, and non-interference with business relationships, in each case during employment and for one year thereafter, as well as requirements regarding mutual non-disparagement and nondisclosure of confidential information. In addition, each employment agreement requires that the employee deliver an irrevocable release of claims to receive such severance.

              Clawback. Each employment agreement provides that in the event the named executive officer breaches any of the restrictive covenants contained therein, such as confidentiality, non-competition and non-solicitation obligations, the executive will be required to return to the Company any portion of severance amounts paid by the Company to the executive and forfeit any future amounts due.

              Tax Matters. In accordance with the Bird Agreement and the equity award agreements with each of the other named executive officers, if any payments or benefits to which the applicable named executive officer would be entitled to receive pursuant to the terms of the applicable agreement or otherwise in connection with a change in the ownership or effective control of the Company would result in all or a portion of such payments or benefits being deemed "parachute payments" under Section 280G of the Code and the excise tax imposed by Section 4999 of the Code, such payments and benefits will be reduced to the minimum extent necessary so that they would not result in the imposition of an excise tax under

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2019 Proxy Statement

Section 4999 of the Code, provided that no reduction will be made if the named executive officer would receive a greater net after-tax amount absent such reduction.

Defined Terms

              "Cause" under each employment agreement is generally defined as any one of the following:

  •
  Willful misconduct or gross negligence in the performance of, or refusal or intentional failure to perform, any of the employee's assigned duties to the Company.

  •
  The commission or conviction (including conviction upon of a plea of nolo contendere) of a felony or other crime involving fraud, theft, breach of trust or similar acts.

  •
  Any failure to comply with any written rules, regulations, policies or procedures of the Company which, if not complied with, would reasonably be expected to have a material adverse effect on the business or financial condition of the Company.

  •
  Any misconduct that would cause the Company to violate any law relating to sexual harassment or age, sex or other prohibited discrimination.

              "Good Reason" under each employment agreement is generally defined as any one of the following:

  •
  A material breach by the Company of any of the covenants in the employment agreement.

  •
  Any material reduction in the employee's base salary or compensation.

  •
  Any material and adverse change in the employee's position, title or status.

  •
  Any change in the employee's job duties, authority or responsibilities to those of lesser status.

              "Change of Control" under the Bird Agreement is generally defined as any one of the following:

  •
  Sale of all or substantially all of the assets of the Company; or

  •
  A sale by the Company, GRD Holding LP or any entity controlled by AEA Investors LP (collectively, "AEA Investor"), or a merger, consolidation or similar transaction involving the Company, that results in more than 50% of the Company's common stock being held by a person that is not an affiliate or any AEA Investor.

Separation and Release Agreement – Judd T. Nystrom

              In connection with Mr. Nystrom's resignation, Mr. Nystrom and the Company entered into a separation and release agreement on November 8, 2018 (the "Nystrom Separation Agreement"). Pursuant to the Nystrom Separation Agreement, Mr. Nystrom received $37,500 per month through the termination date and severance in the aggregate amount of $2,258,769, consisting of:

  •
  $258,769, representing an unprorated bonus for fiscal 2019 based on Mr. Nystrom's target bonus percentage and in consideration of actual performance, as determined in the same manner as annual bonuses for other executive officers for fiscal 2019 were determined by the Compensation Committee in accordance with the Management Bonus Plan.

At Home Group
2019 Proxy Statement

  •
  $2 million, upon confirmation that Mr. Nystrom fulfilled his transition responsibilities and upon a release of claims, which was paid in full on February 1, 2019.

              In addition, Mr. Nystrom's outstanding equity incentive grants will continue to be governed by the terms and conditions of the Company's various equity incentive award agreements. See "—2016 Equity Plan" below.

              Mr. Nystrom was required to deliver an irrevocable release of claims to receive such severance. In addition Mr. Nystrom's entitlement to payment under the Nystrom Separation Agreement is subject to his continued compliance with the restrictive covenants set forth in the Nystrom Agreement, including provisions regarding non-competition, non-solicitation of employees and non-interference with business relationships, in each case, for one year following the termination date, as well as perpetual nondisclosure of confidential information and nondisparagement provisions.

2016 Equity Plan

              The terms of the various award agreements granted under the 2016 Equity Plan provide for accelerated vesting upon the occurrence of certain events.

              IPO Option Awards – Mr. Bird. If Mr. Bird has a termination of service due to death, disability, or a Severance Event (as defined in his award agreement), the vested portion of his IPO Options will expire on the seventh anniversary of the date of grant. If he has a termination for Cause (as defined in his employment agreement), then his IPO Options will be forfeited immediately upon the effective date of such termination.

              Fiscal 2019 CEO Option Award – Mr. Bird. The stock options vested immediately on such grant date and have a seven-year term. However, the shares resulting from the exercise of the stock options are generally subject to transfer restrictions, which lapse upon the earliest to occur of: (i) the fourth anniversary of the grant date, subject to Mr. Bird's continued employment, or, if Mr. Bird is terminated for Cause or resigns without Good Reason (each as defined in his employment agreement) prior to the fourth anniversary of the grant date, the eighth anniversary of the grant date; (ii) the date on which Mr. Bird is terminated without Cause or resigns for Good Reason; or (iii) the date on which a Change in Control (as defined in the 2016 Equity Plan) is consummated.

              Stock Options and Transition Stock Options – Other Named Executive Officers. If a named executive officer has a termination of service without Cause (as defined in the award agreement), other than due to death or disability, the vested portion of the award will expire 90 days (subject to extension if all or a portion of such period is during a time that the stock options may not be exercised due to applicable law, a blackout period, a lock-up arrangement or similar circumstance) following such termination or, if earlier, the seventh anniversary of the grant date. If a named executive officer has a termination of service due to death or disability, the vested portion of the award will expire on the first day that is one year after the termination date, or, if earlier, the seventh anniversary of the grant date. If a named executive officer is terminated for Cause, then such award will be forfeited immediately upon the effective date of such termination. If the named executive officer is terminated for any reason other than Cause, the unvested portion of the award will be forfeited immediately upon the termination date.

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2019 Proxy Statement

              Restricted Stock Units. If a named executive officer has a termination of service for any reason, whether voluntarily or involuntarily, then the unvested portion of such award will terminate as of the termination date.

              Right to Terminate Stock Options and Recovery. Each award granted under the 2016 Equity Plan provides that the Company may terminate, without consideration, the award (including any vested portions of the award) if the executive (a) materially violates any of his or her obligations under any agreement between the Company and the executive relating to any of the following: (i) the non-disclosure or non-use of confidential or proprietary information; (ii) non-disparagement of the Company; (iii) restrictions on the transfer of any awards; (iv) non-solicitation of Company employees; and (v) non-competition; or (b) is convicted of a felony against the Company or any of its affiliates. In the case of Mr. Bird's award agreement, the Company also has the option to repurchase any or all of the shares of common stock acquired upon the exercise of the stock options held by Mr. Bird if he commits any of the aforementioned violations.

              Amended Fiscal 2019 Awards – Change in Control – Other Named Executive Officers. The fiscal 2019 option award and restricted stock unit agreements were amended by the Board on June 7, 2018 to provide for accelerated vesting upon a termination without Cause or resignation for Good Reason (each as defined in the applicable award agreements) within one year of a Change in Control (as defined in the 2016 Equity Plan and noted below). The special transition option awards also were amended by the Board to provide for accelerated vesting upon the consummation of a Change in Control, regardless of termination of service, subject to continued employment through such date.

              Change in Control – Defined. For purposes of the 2016 Equity Plan, "Change in Control" generally means the occurrence of any of the following events with respect to the Company:

  •
  Any person (other than directly from the Company) first acquires securities of the Company representing fifty percent or more of the combined voting power of the Company's then outstanding voting securities, other than an acquisition by certain employee benefit plans, the Company or a related entity, or any person in connection with a non-control transaction.

  •
  A majority of the members of the Board is replaced by directors whose appointment or election is not endorsed by a majority of the members of the Board serving immediately prior to such appointment or election.

  •
  Any merger, consolidation or reorganization, other than in a non-control transaction.

  •
  A complete liquidation or dissolution.

  •
  Sale or disposition of all or substantially all of the assets.

A "non-control transaction" generally includes any transaction in which (i) stockholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction, (ii) a majority of the members of the board of directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction, or (iii) with certain exceptions, no person other than any person who had beneficial ownership of more than fifty percent of the combined voting power of the Company's then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity's outstanding voting securities immediately after such transaction.

At Home Group
2019 Proxy Statement

2012 Option Plan

              Prior to our initial public offering, each of Messrs. Bird, Nystrom and Corsa were granted nonqualified stock options to purchase shares of common stock of the Company pursuant to the Company's (f/k/a GRD Holding I Corporation) GRD Holding I Corporation Stock Option Plan (the "2012 Option Plan"), which have become vested in accordance with their terms. However, as is the case under the awards granted under the 2016 Equity Plan, each stock option granted pursuant to the 2012 Option Plan entitles the Company to terminate without consideration the stock options, including any vested portions of the option, if the executive materially violates any restrictive covenants to which such executive is bound or commits a felony against the Company or any of its affiliates.

              Effect of a Change in Control or Certain Other Transactions under the 2012 Option Plan. The 2012 Option Plan provides that vested stock options will not be terminated upon the consummation of a merger, consolidation, recapitalization or other similar change in the capital stock of the Company, or a liquidation or dissolution of the Company or a Change in Control (as defined in the 2012 Option Plan) (each a "Corporate Transaction") unless holders of affected stock options are provided either (i) a period of at least fifteen (15) calendar days prior to the date of the consummation of the Corporate Transaction to exercise the stock options, or (ii) payment in respect of each share covered by the option being cancelled in an amount equal to the excess, if any, of the per share price to be paid or distributed to stockholders in the Corporate Transaction over the option price of the option. This provision applies to the nonqualified stock options granted to Messrs. Bird, Nystrom, and Corsa.

Management Bonus Plan

              The obligation of the Company to satisfy payment of a bonus to a named executive officer is conditioned upon the continued employment of such person with the Company at the time determined for payment of the bonus, which timing shall be determined by the Compensation Committee or the Board in its sole discretion and generally shall be made within two and one half months following the end of the applicable fiscal year. If the employment of a named executive officer with the Company is terminated for any reason, at any time prior to the time determined for payment of the bonus, the bonus award shall be forfeited and automatically be cancelled without further action of the Company. Notwithstanding the foregoing, the Compensation Committee or the Board, may in its discretion, provide for the payment of a bonus in the event a named executive officer's employment with the Company is terminated for any reason including, but not limited to, a termination by the Company without cause or as a result of such person's death or disability. Such payment may be made on a pro-rated or accelerated basis.

Section 401(k) Retirement Savings Plan

              We maintain a tax-qualified Section 401(k) retirement savings plan that provides for employee contributions and employer "safe harbor" matching contributions equal to 100% of salary deferrals up to 3% of a participant's compensation and 50% of salary deferrals thereafter up to 5% of a participant's compensation. Our named executive officers are eligible to participate in our tax qualified Section 401(k) retirement savings plan on the same basis as other employees who satisfy the plan's eligibility requirements, including requirements relating to age and length of service. Under this plan, participants may elect to make pre-tax contributions not to exceed the applicable statutory income tax limitation, which, subject to certain exceptions, was $18,500 for calendar year 2018, and $19,000 for calendar year 2019; in addition, certain named executive officers are entitled to an additional catch-up contribution of up

At Home Group
2019 Proxy Statement

to $6,000. Participants are always fully vested in their entire plan account (including with respect to employer contributions).

Change of Control/Severance Payment Table

              The following table estimates the potential payments and benefits to the named executive officers upon termination of employment or a change of control, assuming such event occurs on January 26, 2019. These estimates do not reflect the actual amounts that would be paid to such persons, which would only be known at the time that they become eligible for payment and would only be payable if the specified event occurs.

              Items Not Reflected in Table. The table below does not include (1) accrued salary, accrued bonus and paid time off and (2) amounts outstanding under the Company's 401(k) plan.

    Other Notes Applicable to Table.

  •
  The 2016 Equity Plan provides for the acceleration of vesting of stock option awards under specified circumstances noted above. The table reflects the intrinsic value of such acceleration, which is the number of stock options accelerated multiplied by the difference between (A) the closing price of the common stock on the NYSE on January 25, 2019 ($22.43) and (B) the exercise price.

  •
  The table does not reflect the intrinsic value of vested stock options, which is set forth in "Outstanding Equity Awards at January 26, 2019."

  •
  The Compensation Committee or Board has discretion to accelerate the vesting of equity awards under the 2016 Equity Plan to the extent not expressly set forth above. The table assumes the Committee does not utilize such discretion.

  •
  The Compensation Committee or Board has discretion to pay bonuses for fiscal 2019 under the Management Bonus Plan as set forth above. The table assumes the Committee does not utilize such discretion, subject to the terms of such person's employment agreement.

  •
  For a termination following a change in control, the table below assumes the change in control event and the termination event occurs as of January 26, 2019.

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2019 Proxy Statement

Executive Payments Upon Termination	Severance Agreement(1)	Termination for Good Reason or without Cause		Change in Control + Termination (For Good Reason or without Cause)

Lewis L. Bird III
Severance amount	—	$2,370,850	(2)	$3,955,465	(3)

Total	—	$2,370,850	(2)	$3,955,465	(3)

Jeffrey R. Knudson
Severance amount(4)	—	$450,000		$450,000
Equity incentives (vesting accelerated)(5)	—	—		1,749,957

Total	—	$450,000		$2,199,957

Judd T. Nystrom
Severance amount	$2,258,769	—		—
Base salary	75,000	—		—

Total	$2,333,769	—		—

Peter S.G. Corsa
Severance amount(4)	—	$782,928		$782,928
Equity incentives (vesting accelerated)(5)	—	—		2,000,615

Total	—	$782,928		$2,783,543

Wendy L. Fritz
Severance amount(4)	—	$500,000		$$500,000
Equity incentives (vesting accelerated)(5)	—	—		1,500,200

Total	—	$500,000		$2,000,200

Ashley F. Sheetz
Severance amount(4)	—	$626,807		$626,807
Equity incentives (vesting accelerated)(5)	—	—		750,236

Total	—	$626,807		$1,377,043

(1)
Represents cooperation payment and annual bonus earned for fiscal 2019 (severance) and monthly base salary per the Nystrom Separation Agreement.

(2)
Represents the sum of his base salary plus target annual bonus for the year of termination plus his pro rata bonus for the year of termination.

(3)
Represents the sum of 2x his base salary plus 2x target annual bonus for the year of termination plus his pro rata bonus for the year of termination.

(4)
Represents the severance amount per their respective employment agreements.

(5)
Per the 2018 amendments to the fiscal 2019 equity awards. This includes both the accelerated vesting of the special transition option awards, as amended, which provide for accelerated vesting upon the consummation of a Change in Control, regardless of termination of service, and accelerated vesting of the fiscal 2019 option and restricted stock unit awards, as amended, which provide for accelerated vesting upon certain terminations of employment in connection with a Change in Control.

At Home Group
2019 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

              Our Board has adopted a Related Party Transaction Policy, providing that the Audit Committee will review and approve or ratify transactions in excess of $120,000 of value in which we participate and in which any person, (i) who is or was at any time since the beginning of our last fiscal year, a director, nominee for director, or executive officer, (ii) who is the beneficial holder of more than 5% of any class of our voting securities, (iii) any of their immediate family members or (iv) any entity owned or controlled by any of the foregoing persons, has or will have a direct or indirect material interest. The Audit Committee is to approve only those related party transactions that the Audit Committee believes are on their terms, taken as a whole, no less favorable to us than could be obtained in an arm's-length transaction with an unrelated third party and that the Audit Committee determines are not inconsistent with the best interests of the Company. In particular, the Audit Committee will consider the benefits to the Company, the impact on a director's independence in the event the related person is a director, an immediate family member of a director or an entity in which a director has a position or relationship, the availability of other sources for comparable products or services, the terms of the transaction, and the terms available to unrelated third parties or to employees generally. All of the transactions described below were either entered into prior to the adoption of this policy or approved in accordance with this policy.

Related Party Transactions

              The following is a description of related party transactions since the beginning of fiscal 2019. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or amounts that would be paid or received, as applicable, in arms'-length transactions with parties unrelated to us and were otherwise in the best interests of the Company.

Stockholders' Agreement

              In connection with our initial public offering, the Company, the AEA Funds and the Starr Funds (collectively, our "Sponsors") entered into the Stockholders' Agreement dated as of July 22, 2016. The Stockholders' Agreement contains, among other things, certain restrictions on the ability of such Sponsors to freely transfer shares of our stock. In addition, for so long as certain affiliates of AEA, on the one hand, and certain affiliates of Starr Investments, on the other hand, respectively in the aggregate each own at least 10% of our outstanding common stock, each such Sponsor shall be entitled to nominate at least one individual for election to our Board, and our Board and Nominating and Corporate Governance Committee shall nominate and recommend to our stockholders that such individual be elected to our Board, and each party to the Stockholders' Agreement may be required to vote all of its shares to elect such individual to our Board. Affiliates of Starr Investment Holdings, LLC no longer hold 10% of our outstanding common stock and, accordingly, no longer are entitled to nominate any individuals for election to our Board.

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2019 Proxy Statement

Registration Rights Agreement

              The parties to the Stockholders' Agreement described above have also entered into a registration rights agreement, dated as of July 22, 2016. Pursuant to the registration rights agreement, our Sponsors required us to file the registration statement on Form S-3 and related prospectus dated October 31, 2017, whereby we registered all of the 50,582,545 shares of common stock held by our Sponsors as of such date for resale from time to time in one or more offerings or resales. Pursuant to the registration rights agreement, our Sponsors have the right, subject to certain conditions, to require us to facilitate offerings of their shares, which would result in such shares becoming freely tradable without restriction under the Securities Act of 1933, as amended (the "Securities Act"), unless purchased by our affiliates (as defined in Rule 144 under the Securities Act).

              In addition, if at any time we register any shares of our common stock (other than pursuant to registrations on Form S-4 or Form S-8), the Sponsors have registration rights and are entitled to prior notice of the registration and to include all or a portion of their common stock in the registration statement. In the event that any registration in which the holders of registrable shares participate pursuant to the registration rights agreement is an underwritten public offering, the number of registrable shares to be included may, in specified circumstances, be limited.

              We will pay all registration and offering expenses, and the reasonable fees and expenses of a single special counsel for each of the parties making a demand and a single special counsel for all other selling stockholders, related to any demand or piggyback registration. The registration rights agreement contains customary cross-indemnification provisions, pursuant to which we are obligated to indemnify any selling stockholders in the event of material misstatements or omissions in the registration statement attributable to us, and they are obligated to indemnify us for material misstatements or omissions in the registration statement attributable to them. A particular stockholder's shares shall no longer be considered registrable shares, to which demand and piggyback registration rights apply, when such shares have been disposed of under an effective registration statement or sold under Rule 144 of the Securities Act.

Other Relationships and Transactions

              Merry Mabbett Inc. ("MMI") is owned by Merry Mabbett Dean, who is the mother of Lewis L. Bird III, our Chairman and Chief Executive Officer. During fiscal 2019, Ms. Dean, through MMI, provided certain design services to us, including design for our home office, as well as design in our stores. In addition, through MMI, we purchased certain fixtures, furniture and equipment that is now owned and used by us in our home office, new store offices or in the product vignettes in the stores. We paid MMI approximately $0.6 million for fixtures, furniture and equipment and design related services for fiscal 2019.

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2019 Proxy Statement

AUDIT COMMITTEE MATTERS

              The Audit Committee acts under a written charter available on the Company's website, www.investor.athome.com. Each member of the Audit Committee is independent under the Company's Corporate Governance Guidelines and as independence for audit committee members is defined by the rules adopted by the SEC and the NYSE.

              The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and compliance with applicable laws and regulations. Ernst & Young, the Company's independent registered public accounting firm, is responsible for performing an independent audit of the Company's consolidated financial statements and the effectiveness of the Company's internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (U.S.) ("PCAOB") and for expressing its opinions thereon.

              The responsibilities of the Audit Committee include engaging an accounting firm to be the Company's independent registered public accounting firm, establishing the terms of retention, including compensation, and overseeing its work. Additionally, the Audit Committee reviews and evaluates, and discusses and consults with management, internal audit and the independent registered public accounting firm on matters which include the following:

  •
  The plan for, and the independent registered public accounting firm's report on, each audit of the Company's financial statements.

  •
  The appropriateness of the fees of the Company's independent registered public accounting firm.

  •
  The continued independence of the Company's independent registered public accounting firm and the monitoring of any engagement of the independent registered public accounting firm to provide non-audit services.

  •
  The Company's quarterly and annual financial statements contained in reports filed with the SEC or sent to stockholders, as well as earnings releases, financial guidance and the presentation of non-GAAP measures, as appropriate.

  •
  The Company's critical accounting policies and procedures and significant judgments and estimates, and changes in the Company's accounting practices, principles, controls or methodologies, or in its financial statements.

  •
  The integrity and adequacy of the Company's auditing, accounting and financial reporting processes and systems of internal control over financial reporting.

  •
  The adequacy of the Company's ethics and compliance programs.

  •
  The performance of the Company's internal audit function.

  •
  Legal and regulatory matters that may impact the quality or integrity of the Company's financial statements or internal control over financial reporting.

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2019 Proxy Statement

Pre-Approval Policies and Procedures

              The Audit Committee has adopted a policy requiring that substantially all audit, audit-related, and non-audit services provided by the independent registered public accounting firm be pre-approved by the Audit Committee. Pre-approval is not necessary for certain minor non-audit services that (i) do not constitute more than 5% of the total amount of revenues paid by the Company to Ernst & Young during the fiscal year the non-audit services were provided; (ii) were not recognized by the Company to be non-audit services at the time of the engagement for such services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee may delegate authority to one or more independent members of the Audit Committee to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting. During fiscal 2019, 100% of the non-audit services provided to us by Ernst & Young were pre-approved by the Audit Committee.

              In accordance with applicable law, the Audit Committee has adopted a policy that prohibits our independent auditors from providing the following services:

  •
  Bookkeeping or other services related to the accounting records or financial statements of At Home Group Inc.

  •
  Financial information systems design and implementation.

  •
  Appraisal or valuation services, providing fairness opinions, or preparing contribution-in-kind reports.

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  Actuarial services.

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  Internal audit outsourcing services.

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  Management functions or human resources.

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  Broker or dealer, investment adviser, or investment banking services.

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  Legal services and expert services unrelated to the audit.

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  Any other service that PCAOB prohibits through regulation.

              The Audit Committee's pre-approval policy is in the Audit Committee Charter, which is available on our website at investor.athome.com.

Ernst & Young's Fees and Services

              The following is a description of the professional services performed and the fees billed by Ernst & Young for fiscal 2019 and 2018. All of such services were approved in conformity with the pre-approval policies and procedures described above. The Audit Committee has considered whether the services provided by Ernst & Young were compatible with maintaining Ernst & Young's independence and, based on its reviews and discussions with management and Ernst & Young noted above, has determined

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2019 Proxy Statement

that the nature and substance of the services did not impair the status of Ernst & Young as the Company's independent registered public accounting firm.

Type of Fees	Fiscal Year Ended January 26, 2019 ($)	Fiscal Year Ended January 27, 2018 ($)

Audit Fees(1)	1,496,047	1,501,811
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	98,581
All Other Fees(4)	2,200	2,200

Total	1,498,247	1,602,592

(1)
Audit fees consist of fees for professional services rendered for the audits of our financial statements, review of interim financial statements, assistance with registration statements filed with the SEC, and services that are normally provided by Ernst & Young. Audit fees for fiscal 2018 also include fees for services provided by Ernst & Young in connection with the registration on Form S-3 of shares of our common stock on behalf of our Sponsors and related secondary offerings of our common stock.

(2)
Audit-related fees relate to assurance and related services by Ernst & Young that are reasonably related to the performance of the audit or review of the Company's financial statements.

(3)
Tax fees are fees for a variety of permissible services relating to tax consulting, compliance, planning, and advisory services.

(4)
All other fees relate to professional services not included in the categories above, including fees related to a subscription to an accounting research tool.

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2019 Proxy Statement

REPORT OF THE AUDIT COMMITTEE

              On behalf of the Board, the Audit Committee oversees the qualifications, performance and independence of the Company's independent registered public accounting firm, the operation of a system of internal controls designed to ensure the integrity of the Company's financial statements and reports and compliance with laws, regulations and corporate policies.

              In fiscal 2019, the Audit Committee held seven meetings. Meeting agendas are established by the Chair of the Audit Committee, together with members of management. In fiscal 2019, among other things, the Audit Committee:

  •
  reviewed and discussed with management and Ernst & Young the unaudited quarterly financial statements included in each Quarterly Report on Form 10-Q filed with the SEC;
  •
  periodically reviewed and discussed with management and Ernst & Young the Company's earnings press releases, earnings guidance and the use of non-GAAP information;
  •
  received updates on management's process to assess the adequacy of the Company's system of internal control over financial reporting, the framework used to make the assessment and management's conclusions on the effectiveness thereof;
  •
  discussed with the Company's independent auditor, Ernst & Young, the Company's internal control assessment process, management's assessment with respect thereto and Ernst & Young's evaluation of the Company's system of internal control over financial reporting;
  •
  pre-approved, in accordance with its charter, audit services and permissible non-audit services to be provided to the Company by Ernst & Young;
  •
  reviewed the Company's internal audit plan and the performance of the internal audit function; and
  •
  reviewed with management and Ernst & Young significant risks and exposures identified by management and the overall adequacy and effectiveness of the Company's legal, regulatory and ethical compliance programs.

              Furthermore, in connection with the Company's annual report on Form 10-K for fiscal 2019, and the consolidated financial statements to be included therein, the Audit Committee reviewed and discussed with management and Ernst & Young the Company's audited consolidated financial statements and related footnotes for the fiscal year ended January 26, 2019, and Ernst & Young's report on those financial statements. Ernst & Young presented the matters required to be discussed with the Committee by Public Company Accounting Oversight Board ("PCAOB") standards and Rule 2-07 of SEC Regulation S-X and Statement on Auditing Standard No. 1301, as amended. These required communications included Ernst & Young's perspective on the quality (not merely the acceptability) of the Company's accounting principles, the reasonableness of significant estimates and judgments made by management, and the disclosures in the Company's consolidated financial statements, including the disclosures relating to critical accounting policies. The Audit Committee also received the written disclosures and letter from Ernst & Young required by the applicable requirements of the PCAOB regarding Ernst & Young's communications with the Audit Committee concerning independence. The Audit Committee has discussed with Ernst & Young its independence with respect to the Company and has considered whether Ernst & Young's provision of non-audit services is compatible with its independence.

              Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the annual report on Form 10-K for the fiscal year ended January 26, 2019 filed with the SEC. The Audit Committee also appointed Ernst & Young to

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serve as the Company's independent registered public accounting firm for the fiscal year ending January 25, 2020.

              This report has been furnished by the members of the Audit Committee of the Board:

Audit Committee
Wendy A. Beck, Chair Steve K. Barbarick Joanne C. Crevoiserat

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2019 Proxy Statement

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              The Audit Committee of the Board has appointed Ernst & Young as our independent registered public accounting firm for the fiscal year ending January 25, 2020. Ernst & Young has served as our independent registered accounting firm since 2013. The services provided to us by Ernst & Young in fiscal 2019 and 2018 are described above under the heading "Audit Committee Matters—Ernst & Young's Fees and Services." We expect that representatives of Ernst & Young will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

              The Audit Committee is responsible for selecting the Company's independent registered public accounting firm for the fiscal year ending January 25, 2020. Accordingly, stockholder approval is not required to appoint Ernst & Young as our independent registered public accounting firm. However, the Audit Committee will take the outcome of the vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. The Audit Committee may retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interest of the Company's stockholders, even if the stockholders approve this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 2 TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF AT HOME GROUP INC. FOR THE FISCAL YEAR ENDING JANUARY 25, 2020.

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2019 Proxy Statement

PROPOSAL 3 – ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

              The Board proposes that stockholders provide advisory (non-binding) approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the SEC's rules (commonly known as a "say-on-pay" proposal). We recognize the interest our stockholders have in the compensation of our executives and we are providing this advisory proposal in recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act. In Proposal 4 to this Proxy Statement, we are also asking stockholders in a non-binding advisory proposal to vote on the frequency of the say-on-pay proposal.

              As described in detail under the heading "Compensation Discussion and Analysis," our named executive officer compensation program is designed to attract, motivate, and retain our named executive officers, who are critical to our success, and ensure an alignment of interests of such persons with our stockholders. Under this program, our named executive officers are rewarded for their service to the Company, the achievement of specific performance goals and the realization of increased stockholder value. We believe our named executive officer compensation programs also are structured appropriately to support our Company and business objectives, as well as to support our culture. The Compensation Committee and Board regularly review the compensation programs for our named executive officers to ensure the fulfillment of our compensation philosophy and goals.

              Please read the "Compensation Discussion and Analysis" beginning on page 35 (which includes an Executive Summary), and the "Named Executive Officer Compensation Tables," beginning on page 51, for additional details about our named executive officer compensation program, including information about the target and earned compensation of our named executive officers in fiscal 2019.

              We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

    "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure."

              The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. We value the opinions of our stockholders and to the extent that this proposal is not approved by a significant margin, the Compensation Committee will evaluate whether any actions are necessary to address the general concerns expressed by this vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 3 TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE RULES OF THE SEC.

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2019 Proxy Statement

PROPOSAL 4 – ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

              In accordance with SEC rules, the Company is asking stockholders to indicate how frequently they would like the Company to hold an advisory vote on the compensation of the Company's named executive officers, such as Proposal 3 included on page 77 of this Proxy Statement. By voting on this Proposal 4, stockholders may indicate whether they would prefer an advisory vote be held on named executive officer compensation once every one, two, or three years, or may abstain. Stockholders will have an opportunity to cast an advisory vote on the frequency of the say-on-pay vote at least every six years.

              We believe that it is important to give our stockholders the opportunity to provide input on our executive compensation in a consistent and meaningful manner. As such, the Board believes that our stockholders should have the opportunity to voice their approval or disapproval of our named executive compensation each year. The Board believes that annual votes will facilitate the highest level of accountability to and communication with our stockholders. Further, an annual vote clearly ties the advisory vote on named executive compensation to the most recently completed fiscal year and related disclosure and avoids the potential for confusion that exists with a biennial or triennial vote as to which year stockholders are being asked to evaluate and vote on.

              This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board, but the Board will give careful consideration to the voting results on this proposal and expects to be guided by the alternative that receives the greatest number of votes, even if that alternative does not receive a majority of the votes cast. Notwithstanding the Board's recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO CONDUCT FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION EVERY "ONE YEAR".

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2019 Proxy Statement

ADDITIONAL INFORMATION

Securities Authorized for Issuance under Equity Compensation Plans

              The following sets forth the aggregate information regarding our equity compensation plans in effect as of January 26, 2019:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders:
2012 Option Plan	2,688,809	10.56	—
2016 Equity Plan			3,923,952(1)
Stock options	5,070,023	27.19	—
Restricted stock units	314,027	—(2)	—

	8,072,859	21.43	3,923,952(1)
Equity compensation plans not approved by security holders	—	—	—
Total	8,072,859	21.43	3,923,952(1)
(1)
The amount set forth in the table excludes 99,148 shares of common stock of the Company issuable upon stock options that have been forfeited and are not available for reissuance under the 2016 Equity Plan.

(2)
No exercise price is provided for the restricted stock units because they are converted into common stock on a one-for-one basis at no additional cost.

Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires our executive officers and directors and each person who owns more than 10% of our outstanding common stock to file reports of their stock ownership and changes in their ownership of our common stock with the SEC and the NYSE. These same people must also furnish us with copies of these reports and we have the directors and applicable executive officers make representations to us that no other reports were required. We have performed a general review of such reports and amendments thereto filed in fiscal 2019. Based solely on our review of the copies of such reports furnished to us and such representations, as appropriate, to our knowledge all of our executive officers and directors, and other persons who owned more than 10% of our outstanding common stock, fully complied with the reporting requirements of Section 16(a) during fiscal 2019, except that each of Messrs. Corsa, Nystrom and McLeod filed a late Form 4 on April 3, 2018 reporting the exercise of a stock option and same day sales of the underlying shares that occurred on March 29, 2018.

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2019 Proxy Statement

Presentation of Stockholder Proposals and Nominations at 2020 Annual Meeting

              Stockholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2020 annual meeting of stockholders must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our Second Amended and Restated Bylaws, no earlier than February 5, 2020 and no later than March 6, 2020. Stockholders are advised to review our Second Amended and Restated Bylaws, which contain the requirements for advance notice of director nominations and stockholder proposals. Notice of director nominations and stockholder proposals must be mailed to our General Counsel and Corporate Secretary at 1600 East Plano Parkway, Plano, Texas 75074. The requirements for advance notice of stockholder proposals under our Second Amended and Restated Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those stockholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our Second Amended and Restated Bylaws and other applicable requirements.

              December 26, 2019 is the deadline for stockholders to submit proposals to be included in our proxy statement under Rule 14a-8 under the Exchange Act. However, if the date of the 2020 annual meeting of stockholders is changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2020 annual meeting of stockholders. Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our General Counsel and Corporate Secretary at 1600 East Plano Parkway, Plano, Texas 75074. Submitting a stockholder proposal does not guarantee that we will include it in the Company's proxy statement. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

Access to Reports and Other Information

              We file or furnish our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements, and other documents electronically with the SEC under the Exchange Act. You may obtain such reports from the SEC's website at www.sec.gov.

              Our website is www.athome.com. Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements, and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on our website as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and Board committee charters are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our General Counsel and Corporate Secretary at 1600 East Plano Parkway, Plano, Texas 75074.

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2019 Proxy Statement

List of Company Stockholders

              A list of our stockholders as of April 8, 2019, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the Annual Meeting. The list of stockholders will also be available for such examination at the Annual Meeting.

Availability of Fiscal 2019 Annual Report to Stockholders

              The Annual Report, including financial statements for the year ended January 26, 2019 audited by Ernst & Young, the Company's independent registered public accounting firm, is being furnished with this Proxy Statement through the Internet, via e-mail or by paper delivery. See "Questions and Answers about the Proxy Materials and the Annual Meeting – How can I access the Company's proxy materials and other reports filed with the SEC?" for further information.

We urge you to vote promptly to ensure that your shares are represented at the Annual Meeting.

By Order of the Board of Directors,
Mary Jane Broussard, General Counsel and Corporate Secretary

Plano, Texas
April 24, 2019

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held June 4, 2019

              The Notice of Annual Meeting of Stockholders, this Proxy Statement, and the Annual Report are available at www.proxyvote.com.

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2019 Proxy Statement

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/03/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. AT HOME GROUP INC. 1600 EAST PLANO PARKWAY PLANO, TX 75074 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/03/2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR ALL for the following: nominee(s) on the line below. 0 0 0 1. Election of Class III Directors. Nominees 01 Steve K. Barbarick 02 Paula L. Bennett 03 Martin C. Eltrich, III The Board of Directors recommends you vote FOR proposals 2 and 3. 2Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 25, 2020. 3Advisory approval of the named executive officer compensation. For 0 0 1 year 2 years Against 0 0 3 years 0 Abstain 0 0 Abstain 0 The Board of Directors recommends you vote 1 YEAR on proposal 4. 4Advisory approval of the frequency of the advisory vote on named executive officer compensation. 0 0 NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000417880_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement are available at www.proxyvote.com AT HOME GROUP INC. Annual Meeting of Stockholders June 04, 2019 3:00 PM CDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Mary Jane Broussard, General Counsel and Corporate Secretary, and Jeffrey R. Knudson, Chief Financial Officer, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AT HOME GROUP INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 03:00 PM CDT on June 04, 2019, at the Four Seasons Resort and Club, 4150 North MacArthur Blvd., Irving, Texas 75038, and any adjournment or postponement thereof and to vote in their judgement upon all other matters that may properly come before such meeting. The undersigned revokes any proxy previously given to vote at such meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, which are set forth on the reverse side hereof. Continued and to be signed on reverse side 0000417880_2 R1.0.1.18